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                                EXHIBIT 10.19

                      ELEPHANT & CASTLE INTERNATIONAL, INC.
                               FRANCHISE AGREEMENT

THIS FRANCHISE AGREEMENT (this "Agreement") is made, entered into and effective this _______ day of ____________, 19_, by and between Elephant & Castle International, Inc., a Texas corporation, with its principal office at 7657 Anagram Drive, Eden Prairie, Minnesota 55344 (hereinafter referred to as "Elephant & Castle"), and _________________________________,
a(n)_______________________________________ (hereinafter referred to as the
"Franchisee");

                                    RECITALS

ELEPHANT & CASTLE-Registered Trademark- RESTAURANT SYSTEM. Elephant & Castle has developed over time at significant cost and investment a distinctive restaurant system for operating and franchising restaurants under the name "Elephant & Castle-Registered Trademark-" which incorporate an Anglo/British style pub restaurant and Tudor/Victorian decor, and which serve a wide variety of high-quality food and beverage items featuring English-style dishes, including fish and chips, shepherds pie, "bangers and mash," and Old Country soups and desserts (the "Restaurant System"). The Restaurant System contains distinctive concepts including, without limitation, special seasonings, recipes and menu items; unique cooking styles and methods; food line management systems; distinctive building and interior design, decor and furnishings; specific standards, specifications and procedures for operations; quality, consistency and uniformity requirements for the foods, beverages, products and services offered to the public; methods, procedures and requirements for operations, quality and inventory control, and training and assistance; and advertising and promotional programs.

ELEPHANT & CASTLE MARKS. Elephant & Castle has widely and extensively publicized the name "Elephant & Castle-Registered Trademark-" to the public as an organization of restaurant businesses operating under the Restaurant System. Elephant & Castle has the right and authority to license the use of the name "Elephant & Castle-Registered Trademark-," the Elephant & Castle logo, and other trademarks, trade names, service marks, logos, commercial symbols, phrases, slogans and tag lines which are now owned or which will be developed by Elephant & Castle (hereinafter referred to as the "Marks"). Elephant & Castle will continue to develop, use, and control the use of the Marks in order to identify for the public the source of foods, products and services marketed under the Restaurant System, and to represent to the public the high standards of quality, appearance, cleanliness and service of the Restaurant System.

OPERATION OF ELEPHANT & CASTLE-Registered Trademark- RESTAURANT. The Franchisee desires to develop, own and operate an Elephant & Castle-Registered Trademark- restaurant (hereinafter referred to as the "Elephant & Castle-Registered Trademark- Restaurant" or the "Restaurant") at the location set forth in Article 2 in compliance with the Restaurant System and with all of the quality, consistency and uniformity standards and specifications as established and promulgated from time to time by Elephant & Castle. The Franchisee understands and acknowledges the importance of the high standards of quality, appearance, cleanliness and service established by Elephant & Castle, and the necessity of operating the Franchisee's Restaurant in strict conformity with the standards and specifications established by Elephant & Castle.

RIGHT TO USE MARKS AND RESTAURANT SYSTEM. Elephant & Castle is willing to provide the Franchisee with the recipes, cooking and food preparation techniques, food line management systems, menu content and design, decor and color schemes, intellectual property, and other operational, marketing, advertising, promotional and business information, experience and "know how" related to the


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Restaurant System. The Franchisee acknowledges that it would take substantial capital and human resources to develop a restaurant business similar to the Elephant & Castle-Registered Trademark- Restaurant and, consequently, the Franchisee desires to acquire the right to use the Marks and the Restaurant System and to own and operate an Elephant & Castle-Registered Trademark-Restaurant pursuant to the terms and conditions set forth in this Agreement. The Franchisee acknowledges that Elephant & Castle would not grant the Elephant & Castle-Registered Trademark- Restaurant Franchise to the
Franchisee or provide the Franchisee with the business information and "know how" about the Restaurant System unless the Franchisee agreed to comply with all of the terms and conditions of this Agreement and agreed to pay the Initial Fee, the Continuing Fees and all other fees specified in this Agreement.

REVIEW OF AGREEMENT. The Franchisee has had a full and adequate opportunity to read and review this Agreement and to be thoroughly advised of the terms and conditions of this Agreement by an attorney or other personal representative, and has had sufficient time to evaluate and investigate the Restaurant System, the financial requirements and the risks associated with the Restaurant System.

Pursuant to the above Recitals and in consideration of the mutual promises and covenants set forth in this Agreement, Elephant & Castle and the Franchisee agree and contract as follows:

DEFINITIONS

For purposes of this Agreement, the following words will have the following definitions:

         DESIGNATED MARKET AREA.

"Designated Market Area" will mean each television market exclusive of another based upon a preponderance of television viewing hours as defined by the A.C. Nielsen ratings service or such other ratings service as may be designated by Elephant & Castle.

         DOLLARS.

"Dollars" will mean United States of America dollars.

         FRANCHISE.

"Franchise" will mean the right granted by Elephant & Castle to the Franchisee authorizing the Franchisee to operate an Elephant &
Castle-Registered Trademark- Restaurant at the Franchised Location in conformity with the Restaurant System using the name "Elephant &
Castle-Registered Trademark-" and the other Marks.

         GENERAL MANAGER.

"General Manager" will mean the individual responsible for the overall management and operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant including, but not limited to, administration, basic operations, marketing, customer and community relations, record keeping, employee staffing and training, inventory control, hiring and firing, food preparation and maintenance of the Franchised Location.

         GROSS SALES.

"Gross Sales" will mean the total dollar sales from all customers of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant, and will include all cash and credit sales made by the Franchisee of every kind and nature made at, from, by or in connection with the Franchisee's Elephant & Castle-Registered Trademark- Restaurant business including, but not limited to, all dollars and income received from the sale of: (a) foods, food products and food items; (b) alcoholic and non-alcoholic beverages and drinks; (c) admission or cover charges; (d) telephones, vending machines, pool tables, dart board machines, video games and all other amusement games;
(e) slot machines and gaming machines; (f) net fees received from automated teller machines; (g) lotteries, lottery tickets and pull tabs; (h) hats, shirts, T-shirts,


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sweatshirts and other clothing; (i) cigars, cigarettes, tobacco products, candies and gum; (j) catering; (k) room service; (l) banquets; (m) carry-out items; (n) any and all other foods, products, products and services; (o) all off-premises sales of foods, food products and all other products and services offered in connection with the Franchisee's Elephant & Castle-Registered Trademark- Restaurant; and (p) all sales, use or gross receipts tax rebates. "Gross Sales" will not include any sales, use or gross receipts tax imposed by any federal, state, municipal or governmental authority directly upon sales, if the amount of the tax is added to the selling price and is charged to the customer, a specific record is made at the time of each sale of the amount of such tax, and the amount of such tax is paid to the appropriate taxing authority by the Franchisee; the amount of all discounts and coupons issued to the public by the Franchisee and which are taken or redeemed at the Franchisee's Elephant & Castle-Registered Trademark- Restaurant provided that a specific record is made each time a customer takes a discount or redeems a coupon of the amount of the reduction in the menu price as a result of such discount taken or coupon redeemed; and, the amount of all employee meal discounts (E.G., manager meals) taken by employees of the Franchisee at the Franchisee's Elephant & Castle-Registered Trademark- Restaurant provided that a specific record is made each time an employee takes an employee meal discount of the amount of the reduction in menu price as a result of such discount.

         MARKS.

"Marks" will include the name "Elephant & Castle-Registered Trademark-", the Elephant & Castle logo, "Pub Grub-TM-" and such other trademarks, trade names, service marks, logos, commercial symbols, phrases, slogans, and tag lines as Elephant & Castle has or may develop for use in connection with Elephant & Castle-Registered Trademark- Restaurants.

         OWNERSHIP INTEREST.

"Ownership Interest" will mean the share(s) of capital stock if the Franchisee is a corporation, a membership interest if the Franchisee is a limited liability company, a partnership interest if the Franchisee is a partnership, limited or general partnership interests if the Franchisee is a limited partnership and will include all other types and means of ownership of the Franchisee.

         OWNER.

"Owner" will mean any person or entity that owns shares of capital stock in the Franchisee if the Franchisee is a corporation, a membership interest in the Franchisee if the Franchisee is a limited liability company, a partnership interest in the Franchisee if the Franchisee is a partnership, a limited or general partnership interest if the Franchisee is a limited partnership and will include all other persons or entities owning any other type or means of Ownership Interest.

         RESTAURANT SYSTEM.

"Restaurant System" will mean the distinctive foods, beverages, food products, and other products and services which are associated with the trademarks, trade names, service marks, copyrights, distinctive interior and exterior building designs, decor, furnishings, menus, uniforms, slogans, signs, logos, commercial symbols and color combinations of Elephant & Castle. "Restaurant System" will include all of the quality, consistency and uniformity requirements; the standards, specifications and procedures for product and services, operations, cleanliness, sanitation, control, training, advertising and promotion, service, appearance; and, all instructions, procedures, methods and specifications promulgated by Elephant & Castle.

         WEEK.

"Week" or "weekly" will mean a period of seven (7) consecutive days from Monday through Sunday.


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GRANT OF FRANCHISE

         FRANCHISED LOCATION.

Elephant & Castle hereby grants the Franchisee the personal right to operate one Elephant & Castle-Registered Trademark- Restaurant in conformity with the Restaurant System using the name "Elephant & Castle-Registered Trademark-" and other specified Marks at the following single location__________________ ____________________________________________________________________________,
which is referred to as the "Franchised Location."

         EXCLUSIVE AREA.

Except as provided to the contrary in this Article, the Franchisee will receive an "Exclusive Area" consisting of the area within a three (3) mile radius of the Franchised Location; provided, however, that if the Franchisee's Elephant & Castle-Registered Trademark- Restaurant is located in any of the top forty (40) Metropolitan Statistical Areas in the United States as determined by the United States Department of Commerce, then the Franchisee will receive an Exclusive Area consisting of the area within a one-half (1/2) mile radius of the Franchised Location. The Franchisee's Exclusive Area is exclusive to the extent that Elephant & Castle will not franchise, license, develop, own or operate ("develop") an Elephant & Castle-Registered Trademark- Restaurant in the Exclusive Area. Notwithstanding the foregoing, Elephant & Castle will have the absolute right to:

         (a) Develop other restaurant business concepts under other brand names even if the locations for the concepts are within the Exclusive Area;

         (b) Develop Elephant & Castle-Registered Trademark- Restaurants in the Exclusive Area if they are located at or within an airport terminal, a stadium or arena or other venue for semi-professional or professional sports, or a college or university campus;

         (c) Market, distribute and sell, on a wholesale or retail basis, clothing, goods, foods, products or any other items sold under any of the Marks, by direct sale, mail order, infomercials, telemarketing or by any other marketing or distribution method, even if such sales take place in, or are to distributors, retailers, or consumers who are located in the Exclusive Area; and,

         (d) Advertise, promote and participate in special events and promotional activities which take place in the Exclusive Area including, without limitation, parades, holiday celebrations, cooking, recipe or restaurant competitions, sporting events, and fund-raising and charitable events, and sell any product or service, including any product or service sold under any of the Marks, in connection with such participation.

         UNDETERMINED FRANCHISED LOCATION.

If the Franchised Location has not yet been determined as of the date of this Agreement, then the geographic area in which the Franchisee's Restaurant is to be located will be described or otherwise defined in an exhibit signed by the parties and attached to this Agreement. When the address of the Franchised Location is determined, it will be inserted into this Agreement and initialed by the parties.

         LEASE OR PURCHASE OF FRANCHISED LOCATION.

The Franchisee will not sign any lease, purchase agreement or obtain any related rights to possession, occupancy or ownership of the Franchised Location prior to the date set forth on Page F-1 of this Agreement. If the Franchisee leases the Franchised Location, then the Franchisee will use its best efforts to negotiate a lease term that coincides with the term of this Agreement.

         RELOCATION.

The Franchisee may, with the prior written approval of Elephant & Castle, relocate the Franchised Location if (a) the proposed new location does not compete with any Elephant & Castle-Registered Trademark- Restaurant


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operated by Elephant & Castle or any other franchisee, (b) the proposed new location is within the Franchisee's Exclusive Area, and (c) the proposed new location does not infringe upon and is not located within the exclusive area of another Elephant & Castle franchisee, area franchisee, master franchisee or subfranchisee. The new location of the Restaurant, including the real estate and the building, must comply with all applicable provisions of this Agreement and with the then-current image, decor and specifications of Elephant & Castle. Within ten (10) days after receipt by the Franchisee of Elephant & Castle's written approval of the relocation of the Franchised Location, the Franchisee will pay to Elephant & Castle a relocation fee of five thousand dollars ($5,000).

         CONDITIONS.

The Franchisee hereby undertakes the obligation to operate the Elephant & Castle-Registered Trademark- Restaurant using the Restaurant System at the Franchised Location in strict compliance with the terms and conditions of this Agreement for the entire term of this Agreement. The rights and privileges granted to the Franchisee by Elephant & Castle under this Agreement are applicable only to the single location designated as the Franchised Location, are personal in nature, and may not be used elsewhere or at any other location by the Franchisee.

         PERSONAL LICENSE.

The Franchisee will not have the right to franchise, subfranchise, license or sublicense its rights under this Agreement. The Franchisee will not have the right to pledge, assign or transfer this Agreement or its rights under this Agreement, except as specifically provided for in this Agreement.


TERM OF AGREEMENT

         TERM.

The term of this Agreement will be for twenty (20) years, commencing on the date set forth on Page F-1 of this Agreement. This Agreement will not be enforceable until it has been signed by both the Franchisee and Elephant & Castle.

         TERM OF LEASE.

If the term of the lease for the Franchised Location (excluding any renewal terms) is for a term that is longer than the term of this Agreement, then the term of this Agreement will be automatically extended to coincide with the initial term of the Franchisee's lease for the Franchised Location; provided, however, that if the Franchisee, or any of the Franchisee's Owners, owns, either directly or indirectly, the Franchised Location, including the business premises, the real estate or the building, then the term of this Agreement will be for twenty (20) years.

         REACQUISITION OPTION.

At the end of the term of this Agreement, the Franchisee will have the right and option to reacquire the Franchise for the Franchised Location for one additional ten (10) year term, provided that the Franchisee has complied with all material terms and conditions of this Agreement and has agreed to and has complied in all respects with the following conditions: (a) the Franchisee has given Elephant & Castle written notice at least one (1) year prior to the end of the term of this Agreement of its intention to reacquire the Franchise for the Franchised Location; (b) all monetary obligations owed by the Franchisee to Elephant & Castle have been paid or satisfied prior to the end of the term of this Agreement, and have been timely met throughout the term of this Agreement; (c) the Franchisee has agreed, in writing, to remodel, modernize and redecorate the Franchised Location, and to replace and modernize the signs, furniture, fixtures, supplies and equipment used in the Franchisee's Restaurant so that the Franchisee's Restaurant will reflect the image portrayed by the then-current image, decor and specifications of Elephant & Castle (the "Modernization") and has agreed to make such capital expenditures as are necessary to complete the required Modernization; (d) as of the date the


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Franchisee exercises its option to reacquire the Franchise for the Franchised
Location, the Franchisee either owns the Franchised Location, or the Franchisee has the right to lease the Franchised Location for a term that coincides with the term of the then-current standard Elephant & Castle franchise agreement; (e) the Franchisee (or the Franchisee's Operating Partner), the Franchisee's General Manager and the Franchisee's Chef have completed the required training designated by Elephant & Castle for new franchisees to ensure that the Franchisee is in conformity with the then-current qualifications and operational requirements established by Elephant & Castle; and (f) the Franchisee agrees to execute and comply with the then-current standard franchise agreement being offered to new franchisees by Elephant & Castle, subject further to the provisions of
Article 3.4 of this Agreement.

         TERMS OF OPTION.

The Franchisee will have the option to reacquire the Franchise for the Franchised Location under the same terms and conditions as are then being offered to other franchisees under the then-current standard Elephant & Castle franchise agreement; provided, however, that the term of the franchise agreement executed by the Franchisee to reacquire the Franchise will be for ten (10) years, as specified in Article 3.3 of this Agreement. The Franchisee will be required to pay Elephant & Castle a reacquisition fee equal to twenty-five percent (25%) of the Initial Fee specified in the then-current standard Elephant & Castle franchise agreement, which will be payable in full on the date the Franchisee signs the then-current standard franchise agreement executed pursuant to this option. The reacquisition fee is payment, in part, to Elephant & Castle for: (a) training at the time of the reacquisition for the Franchisee (or the Franchisee's Operating Partner), the Franchisee's General Manager and the Franchisee's Chef (but not payment for the travel, lodging, and living expenses, salaries, and all other expenses of any persons attending such training, which will be paid by the Franchisee);
(b) providing the Franchisee with the then-current standards relating to the image of Elephant & Castle-Registered Trademark-Restaurants, including decor, fixtures, furniture and sign specifications; (c) providing the Franchisee with the then-current specifications for the supplies and equipment to be used in the operation of the Restaurant; and (d) administrative and out-of-pocket expenses incurred by Elephant & Castle in connection with the reacquisition, including employee salaries, attorneys' fees and long-distance telephone calls. The Franchisee will be required to pay the Continuing Fee and all other fees at the rates specified in the then-current standard franchise agreement. The Franchisee will also pay any additional fees specified or provided for by the terms of the then-current standard franchise agreement. The Franchisee acknowledges that the terms, conditions and economics of future franchise agreements of Elephant & Castle may, at that time, vary in substance and form from the terms, conditions and economics of this Agreement.


INITIAL FEE; APPROVAL OF FRANCHISEE

         INITIAL FEE.

The Franchisee will pay Elephant & Castle an Initial Fee of thirty-five thousand dollars ($35,000), which will be payable in full on the date the Franchisee signs this Agreement. The Initial Fee payable by the Franchisee is payment, in part, to Elephant & Castle for the costs incurred by Elephant & Castle to operate its business, including costs for general sales and administrative expenses, travel, long distance telephone calls, training, opening costs, marketing costs, legal and accounting fees, compliance with franchising and other laws, and the initial services rendered to the Franchisee as described in this Agreement.

         TERMINATION OF FRANCHISE.

Elephant & Castle will have the right to terminate this Agreement at any time within one hundred twenty (120) days after the date of this Agreement if: (a) any required or other financial, personal or other information provided by the Franchisee to Elephant & Castle is materially false, misleading,


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incomplete or inaccurate; (b) the Franchisee has not purchased or leased a site for the Franchised Location or has done so in a manner not in compliance with Article 2.4 and Article 11 of this Agreement; (c) the Franchisee fails to apply for and obtain a valid license for the service of food for its Elephant & Castle-Registered Trademark-Restaurant from the appropriate governmental agencies; (d) the Franchisee fails to apply for and obtain a valid liquor license for its Elephant & Castle-Registered Trademark-Restaurant from the appropriate governmental authorities; or (e) the Franchisee (or its Operating Partner), the Franchisee's General Manager and the Franchisee's Chef fail to complete the Elephant & Castle training program described in Article 16.1 of this Agreement.

         REFUND OF INITIAL FEE.

If this Agreement is terminated by Elephant & Castle pursuant to Article 4.2, then Elephant & Castle will retain fifty percent (50%) of the Initial Fee paid by the Franchisee as payment for the administrative and out-of-pocket expenses incurred by Elephant & Castle including, but not limited to, executives' and employees' salaries, salespersons' commissions, attorneys' fees, accountants' fees, travel expenses, training costs, legal compliance, marketing costs and long distance telephone calls.


CONTINUING FEE

         AMOUNT OF CONTINUING FEE; DATE PAYABLE.

In addition to the Initial Fee payable by the Franchisee, the Franchisee will pay Elephant & Castle a weekly Continuing Fee equal to the greater of: (a) five percent (5%) of the Franchisee's weekly Gross Sales for the preceding week; or (b) one thousand two hundred and fifty dollars ($1,250). The weekly Continuing Fee will be paid to Elephant & Castle by the Franchisee by Wednesday of each week for the preceding week. The minimum weekly Continuing Fee of one thousand two hundred and fifty dollars ($1,250) will not be applicable until the first full week of the seventh month after the date of this Agreement, and beginning on Wednesday of that week, the Franchisee will pay the greater of the amounts set forth above.

         INTEREST ON UNPAID CONTINUING FEES.

If the Franchisee fails to remit the Continuing Fee due to Elephant & Castle as provided for in Article 5.1, then the amount of the unpaid and past due Continuing Fee will bear simple interest at the lesser of the maximum legal rate allowable by applicable law or eighteen percent (18%) simple interest per annum. The Franchisee will pay Elephant & Castle an administrative fee of seventy-five dollars ($75) for each delinquent Continuing Fee payment within ten (10) days after the delinquent Continuing Fee was due. The Franchisee will also reimburse Elephant & Castle for any and all costs incurred by Elephant & Castle in the collection of unpaid and past due Continuing Fee payments including, but not limited to, attorneys' fees, deposition costs, expert witness fees, investigation costs, accounting fees, filing fees and travel expenses.

         REPORTS.

The Franchisee will maintain an accurate written record of the weekly Gross Sales for the Franchisee's Elephant & Castle-Registered Trademark- Restaurant and other information specified by Elephant & Castle, and will submit weekly reports for the Franchisee's Restaurant using the forms and formats that Elephant & Castle prescribes in writing. The weekly reports will be e-mailed or faxed to Elephant & Castle by Wednesday of each week for the preceding week. The weekly reports will be signed by the Franchisee and will include the Franchisee's weekly Gross Sales, the weekly Continuing Fee payment as calculated by the Franchisee, and such other information as may be required by Elephant & Castle.

         FRANCHISEE'S OBLIGATION TO PAY.

The Continuing Fee payable to Elephant & Castle under this Article will be calculated and paid to Elephant & Castle by the Franchisee each week during the entire term of this Agreement, and the



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Franchisee's failure to pay the weekly Continuing Fee to Elephant & Castle will be deemed to be a material breach of this Agreement. The Franchisee's obligation to pay Elephant & Castle the Continuing Fee pursuant to the terms of this Agreement will be absolute and unconditional, and will remain in full force and effect until the term of this Agreement has expired or until this Agreement has been terminated in accordance with the terms and conditions set forth in this Agreement and applicable law. The Franchisee will not have the "right of offset" and, as a consequence, the Franchisee will timely pay all Continuing Fees due to Elephant & Castle under this Agreement regardless of any claims or allegations the Franchisee may allege against Elephant & Castle.

         PRE-AUTHORIZED BANK DEBITS.

The Franchisee will, from time to time during the term of this Agreement, execute such documents as Elephant & Castle may request to provide the Franchisee's unconditional and irrevocable authority and direction to its bank authorizing and directing the Franchisee's bank to pay and deposit directly to the account of Elephant & Castle, and to charge to the account of the Franchisee, the amount of the weekly Continuing Fee payable by the Franchisee pursuant to this Agreement on Wednesday of each week for the Continuing Fee due for the preceding week. The authorizations will be in the form prescribed by a bank specified by Elephant & Castle and will permit Elephant & Castle to designate the amount to be debited or drafted from the Franchisee's account and to adjust such amount from time to time to the amount of the weekly Continuing Fee payable to Elephant & Castle by the Franchisee, as calculated by the Franchisee in the report of weekly Gross Sales submitted by the Franchisee pursuant to Article 5.3 of this Agreement. If the Franchisee fails at any time to provide the weekly reports required under Article 5.3, then Elephant & Castle will have the absolute right to debit the Franchisee's bank account for the same amount as the most recent debit to the Franchisee's bank account that was based on actual Gross Sales provided by the Franchisee. The Franchisee will, at all times during the term of this Agreement, maintain a balance in its account at its bank sufficient to allow the appropriate amount to be debited from the Franchisee's account for payment of the Continuing Fee payable by the Franchisee for deposit in the account of Elephant & Castle.


LOCAL ADVERTISING

         LOCAL ADVERTISING EXPENDITURE.

Each quarter for the entire term of this Agreement, the Franchisee will spend at a minimum for approved local advertising for its Elephant & Castle-Registered Trademark- Restaurant an amount equal to two percent (2%) of the quarterly Gross Sales of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant (the "Local Advertising Expenditure"). For the purposes of this Article, local advertising will include television, radio, newspaper, billboards, magazine, direct mail and other print advertising, which has been approved by Elephant & Castle prior to broadcast, publication or distribution.

         REPORTS OF LOCAL ADVERTISING EXPENDITURES.

Within 10 (ten) days after the end of each quarter, the Franchisee will, in a form prescribed by Elephant & Castle, furnish Elephant & Castle with an accurate accounting of the Franchisee's Local Advertising Expenditure during the quarter just ended. If the Franchisee has failed to spend the required amount for the Local Advertising Expenditure, then the Franchisee will deposit with Elephant & Castle the difference between the amount that should have been spent by the Franchisee for the Local Advertising Expenditure and the amount actually spent, and this amount will be spent by Elephant & Castle for advertising and promotion in the Franchisee's Designated Market Area in a manner deemed appropriate by Elephant & Castle in its sole discretion.

         TELEPHONE DIRECTORY LISTINGS.

The Franchisee will continually list and advertise in the "Yellow Pages" in the Franchisee's market area under the heading "Restaurant" and/or other listings designated by Elephant & Castle in writing. The


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format, size and content of the listings and advertising will conform in all respects to the standards established by Elephant & Castle and specified in the Standard Operations Manual. The Franchisee will also take all steps necessary to be listed in the "White Pages" for the Franchisee's market area. Expenditures made by the Franchisee for Yellow Pages or White Pages advertising may be applied to the Local Advertising Expenditure set forth in
Article 6.1 of this Agreement.

         GRAND OPENING ADVERTISING.

The Franchisee will spend, within the period of time from ninety (90) days prior to the day of the grand opening to 11:00 p.m. on the day of the grand opening, a minimum of fifteen thousand dollars ($15,000) for grand opening advertising of the Franchisee's Elephant & Castle-Registered Trademark-Restaurant. Payments, rebates, or allowances received by the Franchisee from vendors and used by the Franchisee in connection with advertising and promoting the grand opening of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant may be applied to the minimum grand opening expenditure requirement set forth in this Article. The Franchisee's expenditures for grand opening advertising will not be applied to the Local Advertising Expenditure requirement set forth in Article 6.1 of this Agreement.


FINANCIAL STATEMENTS

         MONTHLY REPORTS AND FINANCIAL STATEMENTS.

The Franchisee will, at its expense, prepare a monthly and year-to-date balance sheet and profit and loss statement for the Franchisee's Restaurant ("the Monthly Report"). The Franchisee will also prepare, at its expense, annual financial statements, consisting of a balance sheet, profit and loss statement, statement of cash flows and explanatory footnotes, for the Franchisee's Restaurant (the "Financial Statements"). All Monthly Reports and Financial Statements provided to Elephant & Castle pursuant to this Article will be in substantially the form prescribed by Elephant & Castle in writing, will conform to the standard chart of accounts prescribed by Elephant & Castle and will be prepared in accordance with generally accepted accounting principles applied on a consistent basis.

         DUE DATE; VERIFICATION OF MONTHLY REPORTS AND FINANCIAL STATEMENTS.

The Monthly Report for the Franchisee's Restaurant will be delivered to Elephant & Castle within twenty (20) days after the end of the month. The Franchisee's Financial Statements will be delivered to Elephant & Castle within ninety (90) days after the Franchisee's fiscal year end. The Franchisee's Monthly Reports and Financial Statements must be verified by the Franchisee's Chief Financial Officer.

         SUBSTANTIATION OF MONTHLY REPORTS AND FINANCIAL STATEMENTS.

Within three (3) business days after receiving a written request from Elephant & Castle, the Franchisee will provide Elephant & Castle with originals or exact copies of all documents, records and other materials including, but not limited to, cash register tapes, customer checks, point-of-sale system records, payroll records and purchasing and expense records, requested by Elephant & Castle to substantiate the Monthly Reports and Financial Statements submitted by the Franchisee pursuant to this Article. Elephant & Castle will maintain the confidentiality of all information, documents, records and other materials submitted by the Franchisee to Elephant & Castle pursuant to this Article. However, if the information, documents, records or other materials are relevant to any issue in any mediation, arbitration or court proceeding between Elephant & Castle and the Franchisee, then Elephant & Castle may disclose the information, documents, records or other materials in such proceeding.


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         SALES AND INCOME TAX RETURNS.

Within fifteen (15) days after receipt of a written request from Elephant & Castle, the Franchisee will furnish Elephant & Castle with exact copies of all state sales tax returns and all state and federal income tax returns filed by the Franchisee relating to the operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant.

         AUDIT RIGHTS.

Within three (3) business days after receiving written notice from Elephant & Castle, the Franchisee and the Franchisee's accountants will make all of their computer and hand prepared records and ledgers, the sales ledger, work papers, books, bank statements, federal and state income tax returns, federal and state sales tax returns, daily cash register tapes, accounts, and other financial information relating to Gross Sales, food and liquor costs, and labor costs (the "Financial Records") available to Elephant & Castle during business hours for review and audit by Elephant & Castle or its designee. If the Financial Records are computerized, then the Franchisee will grant Elephant & Castle or its designees the absolute right to access the Franchisee's computer and software programs containing the Financial Records and the absolute right to copy the Financial Records to a computer disk or to any portable or other computer owned or controlled by Elephant & Castle. The Financial Records for each fiscal year will be kept in a secure place by the Franchisee and will be available for audit by Elephant & Castle for at least five (5) years. The Franchisee will provide Elephant & Castle with adequate facilities to conduct the audit. Elephant & Castle will maintain the confidentiality of all information, documents, records and other materials reviewed or copied by Elephant & Castle during an audit conducted by Elephant & Castle pursuant to this Article. However, if the information, documents, records or other materials are relevant to any issue in any mediation, arbitration or court proceeding between Elephant & Castle and the Franchisee, then Elephant & Castle may disclose the information, documents, records or other materials in such proceeding.

         PAYMENT OF AUDIT COSTS.

If an audit of the Franchisee's Financial Records reveals any deficiencies in the Continuing Fees payable to Elephant & Castle, then the Franchisee will, within five (5) days after receipt of an invoice from Elephant & Castle indicating the amounts owed, pay to Elephant & Castle any deficiency owed to Elephant & Castle, together with interest as provided for herein. If an audit by Elephant & Castle results in a determination that the Franchisee's Gross Sales were understated by more than one percent (1%) in any year or in any month, then the Franchisee will, within fifteen (15) days after receipt of an invoice from Elephant & Castle, pay Elephant & Castle all costs and expenses (including employee salaries, travel costs, room and board, and audit fees) that Elephant & Castle incurred for the audit of the Franchisee's Financial Records.

         REFUSAL TO SUBMIT RECORDS OR PERMIT AUDIT.

The Franchisee's failure or refusal to provide the documents, records or other materials requested by Elephant & Castle to substantiate the Monthly Reports or Financial Statements in accordance with Article 7.3 or to produce the Financial Records in accordance with Article 7.5 will be grounds for the immediate termination of this Agreement by Elephant & Castle.


QUALITY CONTROL, UNIFORMITY AND STANDARDS

         QUALITY AND SERVICE STANDARDS.

Elephant & Castle will develop, from time to time, uniform standards of quality, cleanliness and service regarding the business operations of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant to protect and maintain (for the benefit of Elephant & Castle and all of its franchisees) the distinction, valuable goodwill and uniformity represented and symbolized by the Marks and the Restaurant System. Accordingly, to ensure that all Elephant & Castle franchisees will maintain and adhere to the uniformity


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requirements and quality standards for the foods, products and services associated with the Marks and the Restaurant System, the Franchisee agrees to maintain the uniformity and quality standards required by Elephant & Castle for all foods, products and services associated with the Marks and the Restaurant System and agrees to the terms and conditions contained in this Article to assure the public that all Elephant & Castle-Registered
Trademark- Restaurants will be uniform in nature and will sell and dispense quality foods, products and services.

         IDENTIFICATION OF RESTAURANT.

The Franchisee will operate the Restaurant so that it is clearly identified and advertised as an Elephant & Castle-Registered Trademark- Restaurant. The style and form of the words "Elephant & Castle-Registered Trademark-" and the other Marks used in any advertising, marketing, public relations or promotional program must have the prior written approval of Elephant & Castle. The Franchisee will use the name "Elephant & Castle-Registered Trademark-," the approved logos and all graphics commonly associated with the Restaurant System and the Marks which now or hereafter may form a part of the Restaurant System, on all paper supplies, furnishings, advertising, public relations and promotional materials, signs, stationery, business cards, linens, towels, napkins, aprons, menus, food and beverage containers, placemats, uniforms, clothing and other materials in the identical combination and manner as may be prescribed by Elephant & Castle in writing. The Franchisee will, at its expense, comply with all legal notices of registration required by Elephant & Castle or its attorneys and will, at its expense, comply with all trademark, trade name, service mark, copyright, patent or other notice markings that are required by Elephant & Castle or by applicable law.

         COMPLIANCE WITH STANDARDS.

The Franchisee will use the Marks and the Restaurant System in strict compliance with the moral and ethical standards, quality standards, health standards, operating procedures, specifications, requirements and instructions required by Elephant & Castle, which may be amended and supplemented by Elephant & Castle from time to time.

         ALTERATIONS TO RESTAURANT.

The Franchisee will not install or permit to be installed in, on or above the Restaurant, without the prior written consent of Elephant & Castle, any fixtures, furnishings, equipment, decor, signs or other items not previously approved by Elephant & Castle.

         PROHIBITED SALES.

The Franchisee will offer for sale at the Franchised Location only those menu items, food products and other products approved in writing by Elephant & Castle. Elephant & Castle will provide the Franchisee with a sample of the standard Elephant & Castle menu and all subsequent modifications to the menu.

         OTHER BUSINESS.

The Franchisee will use the Franchised Location solely for the operation of an Elephant & Castle-Registered Trademark- Restaurant and will not directly or indirectly operate or engage in any other business or activity from the Franchised Location without the prior written consent of Elephant & Castle. The Franchisee will not participate in any dual branding program, or in any other program, promotion or business pursuant to which a trademark, service mark, trade name, logo, slogan, or commercial symbol owned by any person or entity other than Elephant & Castle is displayed, featured or used in connection with the Franchisee's Elephant & Castle-Registered Trademark-Restaurant without the prior written consent of Elephant & Castle.

         FRANCHISEE'S NAME.

The Franchisee will not use the name "Elephant & Castle-Registered Trademark-" or any derivative thereof in its corporate, partnership or sole proprietorship name. The Franchisee will hold itself out to the public as an independent contractor operating its Elephant & Castle-Registered Trademark-Restaurant pursuant to a Franchise from Elephant & Castle. The Franchisee will file for a certificate of assumed name in the manner required


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by applicable state law to notify the public that the Franchisee is operating its Elephant & Castle-Registered Trademark- Restaurant as an independent contractor pursuant to this Agreement.

         OPERATION OF ELEPHANT & CASTLE-Registered Trademark- RESTAURANT.

The Franchisee will be totally and solely responsible for the operation of its Elephant & Castle-Registered Trademark- Restaurant, and will control, supervise and manage all the employees, agents and independent contractors who work for or with the Franchisee. The Franchisee will be responsible for the acts of its employees, agents, and independent contractors and will take all reasonable business actions necessary to ensure that its employees, agents and independent contractors comply with all applicable federal, state, city, local and municipal laws, statutes, ordinances, rules and regulations. Elephant & Castle will not have any right, obligation or responsibility to control, supervise or manage the Franchisee's employees, agents or independent contractors.

         BUSINESS HOURS.

The Franchisee's Elephant & Castle-Registered Trademark- Restaurant will be open from 11:00 a.m. to 11:00 p.m. every day of the week, or during such other normal business hours as otherwise may be specified by Elephant & Castle in the Standard Operations Manual.

         PERSONNEL.

The Franchisee will at all times during business hours have management personnel on duty who are responsible for supervising the employees and the business operations of the Franchisee's Restaurant. The Franchisee will maintain a competent, conscientious and adequately trained staff with enough personnel to operate the Restaurant in a professional and competent manner and to guarantee efficient service to the Franchisee's customers. The Franchisee will take such steps as are necessary to ensure that its employees develop and preserve good customer relations, render competent, prompt, courteous and knowledgeable service and meet the quality and service standards established by Elephant & Castle.

         STANDARDS OF SERVICE.

The Franchisee will at all times give prompt, courteous and efficient service to its customers. The Franchisee will, in all dealings with its customers, suppliers and the public, adhere to the highest standards of honesty, integrity, fair dealing and ethical conduct.

         ALCOHOLIC BEVERAGES.

The Franchisee will serve beer, wine and alcoholic beverages at its Elephant & Castle-Registered Trademark- Restaurant. The Franchisee will comply with all federal, state, city, local and municipal licensing, insurance and other laws, regulations and requirements applicable to the sale of alcoholic beverages by the Franchisee. The Franchisee will comply with the liquor liability insurance requirements set forth in Article 14 of this Agreement.

         VENDING MACHINES AND ENTERTAINMENT DEVICES.

Other than those items which the Franchisee must procure and place in the premises of the Franchised Location as specified in the Standard Operations Manual, the Franchisee will not permit any jukebox, video and electronic games, vending machines (including cigarette, gum and candy machines), newspaper racks, rides or other mechanical or electronic entertainment devices or coin or token operated machines (including pinball) to be used on the premises of the Franchised Location without the prior written approval of Elephant & Castle.



         GAMBLING MACHINES; TICKETS.

The Franchisee will not permit any gambling machines or other gambling devices to be used on the premises of the Franchised Location, except with the prior written approval of Elephant & Castle. The Franchisee will not keep or offer for sale or allow employees to offer for sale at or near the Franchised


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Location any tickets, subscriptions, pools, chances, raffles, lottery tickets or pull tabs, except with the prior written approval of Elephant & Castle.

         STANDARD ATTIRE OR UNIFORMS.

The Franchisee will require its employees to wear the standard attire or uniforms described in the Standard Operations Manual. All employees of the Franchisee will wear clean and neat attire or uniforms and will practice good personal hygiene.

         CREDIT CARDS.

The Franchisee will honor all credit, charge, courtesy or cash cards or other credit devices required or approved by Elephant & Castle in writing. The Franchisee must obtain the written approval of Elephant & Castle prior to honoring any unapproved credit, charge, courtesy or cash cards or other credit devices.

         GIFT CERTIFICATES AND COUPONS.

The Franchisee will offer the gift certificates issued by Elephant & Castle for use by its franchisees. The Franchisee will not have the right to sell or issue gift certificates except those that have been obtained from Elephant & Castle. The Franchisee will not issue coupons or discounts of any type, except as may be approved in advance in writing by Elephant & Castle. Such coupons will clearly state that they are redeemable only at the Franchisee's Elephant & Castle-Registered Trademark- Restaurant, and not at any other Elephant & Castle-Registered Trademark- Restaurant.

         MUSIC AND MUSIC SELECTION.

In order to maintain the image and ambiance associated with the Restaurant System, the Franchisee will only play the music and music selections that have been approved by Elephant & Castle as set forth in the Standard Operations Manual.

         APPROVED ADVERTISING.

The Franchisee will not conduct any advertising and/or promotion for its Elephant & Castle-Registered Trademark- Restaurant business unless and until Elephant & Castle has given the Franchisee prior written approval for all concepts, materials and media proposed for any such advertising and/or promotion. The Franchisee will not permit any third party to advertise its business, services or products on the premises of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant without the prior written approval of Elephant & Castle.

         COMPLIANCE WITH APPLICABLE LAW.

The Franchisee will, at its expense, comply with all applicable federal, state, city, local and municipal laws, statutes, ordinances, rules and regulations pertaining to the construction or remodeling of the Franchised Location and the operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant including, but not limited to, all health, food service and liquor licensing laws, all health and safety regulations, all environmental laws, all laws relating to employees, including all wage and hour laws, employment laws, workers' compensation laws, discrimination laws, sexual harassment laws, and disability discrimination laws. The Franchisee will, at its expense, be solely and exclusively responsible for determining the licenses and permits required by law for the Franchisee's Elephant & Castle-Registered Trademark- Restaurant, for obtaining and qualifying for all such licenses and permits, and for complying with all applicable laws.

         PAYMENT OF TAXES.

The Franchisee will be absolutely and exclusively responsible and liable for filing all required tax returns and for the prompt payment of all federal, state, city and local taxes including, but not limited to, individual and corporate income taxes, sales and use taxes, franchise taxes, gross receipts taxes, employee withholding taxes, F.I.C.A. taxes, inventory taxes, liquor taxes, personal property taxes and


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real estate taxes (hereinafter referred to as "taxes") payable in connection with the Franchisee's Elephant & Castle-Registered Trademark- Restaurant business. Elephant & Castle will have no liability for these or any other taxes which arise or result from the Franchisee's Restaurant business and the Franchisee will indemnify Elephant & Castle for any such taxes that may be assessed or levied against Elephant & Castle which arise out of or result from the Franchisee's Restaurant.

         "FRANCHISE" AND OTHER TAXES.

If any "franchise" or other tax which is based upon the Gross Sales, receipts, sales, business activities or operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant is imposed upon Elephant & Castle by any taxing authority, then the Franchisee will reimburse Elephant & Castle in an amount equal to the amount of such taxes and related costs imposed upon and paid by Elephant & Castle. The Franchisee will be notified in writing when Elephant & Castle is entitled to reimbursement for the payment of such taxes and, in that event, the Franchisee will pay Elephant & Castle the amount specified in the written notice within ten (10) days after receipt of the written notice.

         PAYMENTS TO CREDITORS.

The Franchisee will timely pay all of its obligations and liabilities due and payable to Elephant & Castle, suppliers, lessors and its creditors.



         SECURITY INTEREST IN FRANCHISE AGREEMENT.

This Agreement and the Franchise granted to the Franchisee hereunder may not be used as collateral or be the subject of a security interest, lien, levy, attachment or execution by the Franchisee's creditors or any financial institution, except with the prior written approval of Elephant & Castle.



         INSPECTION RIGHTS.

The Franchisee will permit Elephant & Castle or its representatives to enter, remain on, and inspect the Franchised Location, whenever Elephant & Castle reasonably deems it appropriate and without prior notice, to interview the Franchisee's employees and customers, to take photographs and videotapes of and to examine the interior and exterior of the Franchised Location, to examine representative samples of the foods, beverages and other products sold or used at the Franchisee's Restaurant and to evaluate the quality of the foods, beverages, products and services provided by the Franchisee to its customers. Elephant & Castle will also have the right to send a representative of Elephant & Castle to dine at the Franchisee's Elephant & Castle-Registered Trademark- Restaurant to evaluate the operations of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant and the quality of the foods and services provided by the Franchisee to its customers. Elephant & Castle will have the right to use all interviews, photographs and videotapes of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant for such purposes as Elephant & Castle deems appropriate including, but not limited to, use in advertising, marketing and promotional materials. The Franchisee will not be entitled to, and hereby expressly waives, any right that it may have to be compensated by Elephant & Castle, its advertising agencies, and other Elephant & Castle franchisees for the use of such photographs or videotapes for advertising, marketing and promotional purposes.

         DEFAULT NOTICES AND SIGNIFICANT CORRESPONDENCE.

The Franchisee will deliver to Elephant & Castle, immediately upon receipt by the Franchisee or delivery at the Franchised Location, an exact copy of all:
(a) notices of default received from the landlord of the Franchised Location or any mortgagee, trustee under any deed of trust, contract for deed holder, lessor, or any other party with respect to the Franchised Location; (b) notifications or other correspondence relating to any legal proceeding or lawsuit relating in any way to the Franchisee's Restaurant or to the Franchised Location; (c) consumer lawsuits, complaints or claims filed with or served upon the Franchisee or a better business bureau; (d) employee lawsuits, complaints or claims; and (e) inspection reports or any other notices, claims, reports, warnings or citations from or by any governmental authority, including any health or safety authority. Upon a


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written request from Elephant & Castle, the Franchisee will provide such additional information as may be required by Elephant & Castle regarding the subject matter of the correspondence or other documents received by the Franchisee.


PRODUCTS AND SERVICES

         LIMITATIONS ON PRODUCTS AND SERVICES.

The Franchisee will sell only those foods, beverages, food products, clothing, and services and other items approved by Elephant & Castle in writing and will offer for sale all foods, beverages, food products, clothing, services and other items prescribed by Elephant & Castle or approved by Elephant & Castle in writing. Prior to the opening of the Restaurant, Elephant & Castle will provide the Franchisee with a written schedule of all foods, food products, beverages, clothing, and other items for sale, and the fixtures, supplies and equipment necessary and required to commence operation of the Franchisee's Restaurant. The Franchisee will maintain sufficient inventories of foods, beverages, food products, clothing, and other items to realize the full potential of the Restaurant. The Franchisee will conform to all customer service standards prescribed by Elephant & Castle in writing. The Franchisee will have the absolute right to sell all foods, beverages, food products, clothing, services and other items at whatever prices and on whatever terms it deems appropriate.

         LIMITATION ON SALES.

The Franchisee will offer for sale and sell those foods, beverages, food products, clothing, services and other items offered for sale in connection with the Franchisee's Elephant & Castle-Registered Trademark- Restaurant or which are sold under any of the Marks only on a retail basis at the Franchisee's Franchised Location. The Franchisee will not offer for sale or sell on a wholesale or retail basis at any other location or in any other premises, or by means of the Internet, catalogue or mail order sales, telemarketing, or by any other method of sales or distribution, any of the foods, beverages, food products, clothing, services or other items offered for sale or sold in connection with the Franchisee's Elephant & Castle-Registered Trademark- Restaurant or which are sold under any of the Marks.

         APPROVED SUPPLIERS AND DISTRIBUTORS.

The Franchisee will purchase from suppliers and distributors approved in writing by Elephant & Castle those foods, food items, beverages, recipe ingredients, goods, products, clothing, merchandise, supplies, sundries, uniforms, machinery, signs, furniture, fixtures, equipment and services (sometimes referred to in this Agreement as "products and services") designated in writing by Elephant & Castle which are to be used or sold by the Franchisee and which Elephant & Castle determines must meet the standards of quality and uniformity required to protect the valuable goodwill and uniformity symbolized by and associated with the Marks and the Restaurant System and/or to protect the health and safety of the Franchisee's employees, customers and guests. Elephant & Castle will provide the Franchisee with a list of the approved suppliers and distributors for these products and services. The Franchisee will have the right and option to purchase these products and services from other or outside suppliers and distributors provided that such products and services conform in quality to the standards and specifications of Elephant & Castle and provided that Elephant & Castle determines that the supplier's or distributor's business reputation, quality standards, delivery performance, credit rating, and other factors determined by Elephant & Castle are satisfactory. If the Franchisee desires to purchase any products or services from such other suppliers and distributors, then the Franchisee must, at its expense, submit samples and specifications, and other business and product information as requested, to Elephant & Castle for review and/or product testing to determine whether the supplier or distributor and its products and services are satisfactory to Elephant & Castle and comply with Elephant & Castle's standards and specifications. Elephant & Castle will also have the right to inspect the facilities of the proposed supplier or distributor. The Franchisee will reimburse Elephant & Castle for the costs and expenses incurred by Elephant & Castle to conduct an inspection of the facilities of


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the unapproved supplier or distributor within thirty (30) days after the
Franchisee's receipt of an invoice for such costs and expenses from Elephant & Castle. Elephant & Castle will complete all product testing within thirty
(30) days after Elephant & Castle receives the samples and other requested information from the Franchisee, and will notify the Franchisee of its determination within fifteen (15) days after completion of the testing process. The written approval of Elephant & Castle must be obtained by the Franchisee before any previously unapproved products and services are sold by or used by the Franchisee or any previously unapproved supplier or distributor is used by the Franchisee.

         DESIGNATED SUPPLIERS.

The Franchisee will purchase from designated suppliers those proprietary seasonings and other foods, food items and recipe ingredients, and clothing items designated in writing by Elephant & Castle which are to be used or sold by the Franchisee and which Elephant & Castle determines must meet the standards of quality and uniformity required to protect the valuable goodwill and uniformity symbolized by and associated with the Marks and the Restaurant System. In addition, the Franchisee will purchase and use in its Restaurant operations all the brand name products required by Elephant & Castle. Such required brand name products may be purchased from any commercial supplier of such products.

         USE OF REBATES FROM SUPPLIERS.

Any rebates or other payments paid to Elephant & Castle by a supplier as a result of the Franchisee's purchases from the supplier will be used by Elephant & Castle for the creation, development and production of advertising and promotional materials, marketing or related research and development, advertising and marketing expenses, product and food research and development, advertising materials, production costs, brochures, ad slicks, radio, film and television commercials, videotapes, newspaper, magazine and other print advertising, direct mail pieces, photographer costs, photographs, pictures, designs, services provided by advertising agencies, public relations firms or other marketing, research or consulting firms or agencies, market research and marketing surveys, menu design and graphics, customer incentive programs, sponsorships, marketing meetings, sales incentives, development of Home Pages on the Internet, Internet access provider costs, Internet/World Wide Web programming and advertising, subscriptions to industry newsletters or magazines, marketing or industry studies, books and research materials, administrative costs or salaries for marketing support personnel.

         LIMITATION ON BRANDING, DEVELOPMENT AND SALE OF PRODUCTS.

Nothing in this Agreement gives the Franchisee the right to, and the Franchisee will not: (a) use or display the Marks on or in connection with any product or service other than those products and services prescribed or approved by Elephant & Castle; (b) acquire, develop or manufacture any product using the name "Elephant & Castle-Registered Trademark-" or any of the Marks, or direct any other person or entity to do so; (c) acquire, develop or manufacture any product that has been developed or manufactured by or for Elephant & Castle for use in the Restaurant System and which is sold under any of the Marks, or direct any other person or entity to do so; and
(d) use, have access to, or have any rights to any proprietary formulas, ingredients, or recipes for any product created by or at the direction of Elephant & Castle and sold under the name "Elephant & Castle-Registered Trademark-" or any of the Marks.

         INDEPENDENT SHOPPING SERVICES.

Elephant & Castle will have the right to hire an independent shopping service to visit, dine at and evaluate the Franchisee's Elephant & Castle-Registered Trademark- Restaurant and the quality of the foods, beverages and services provided to customers by the Franchisee's Elephant & Castle-Registered Trademark- Restaurant. Elephant & Castle will determine the number and frequency of the visits the shopping service will make to the Franchisee's Elephant & Castle-Registered Trademark- Restaurant and the form of the reports the shopping service will provide to Elephant & Castle. The fees charged by the shopping service for visiting and evaluating the Franchisee's Elephant & Castle-Registered Trademark- Restaurant will be paid by Elephant & Castle. Elephant & Castle


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will provide the Franchisee with copies of all reports prepared by the shopping service evaluating the Franchisee's Elephant & Castle-Registered Trademark- Restaurant.


STANDARD OPERATIONS MANUAL

         COMPLIANCE WITH MANUAL.

In order to protect the reputation and goodwill of Elephant & Castle, and to maintain the uniform operating standards under the Marks and the Restaurant System, the Franchisee will at all times conduct its business and operate its Elephant & Castle-Registered Trademark- Restaurant in compliance with Elephant & Castle's confidential and copyrighted Standard Operations Manual (sometimes referred to as the "Manual") which is incorporated herein and made part of this Agreement. The Franchisee will conform to the common image and identity created by the foods, beverages, products, music, food portions, recipes, ingredients, cooking techniques and processes, cleanliness, sanitation and services associated with the Elephant & Castle-Registered Trademark- Restaurant which are portrayed and described by the Manual. The Franchisee acknowledges having received on loan from Elephant & Castle one copy of the Manual.

         REVISIONS TO MANUAL.

Elephant & Castle reserves the right to and may from time to time revise the Standard Operations Manual. The Franchisee will, as promptly as reasonably possible, modify the operations of the Restaurant to implement all changes, additions and supplements made by Elephant & Castle to the Restaurant System which are reflected by the Manual. The Franchisee will implement all operational changes to the Restaurant System deemed necessary by Elephant & Castle to: (a) improve the standards of service or the food, food items, beverages, and products offered for sale under the Restaurant System; (b) protect the goodwill associated with the Marks; (c) improve the operation of the Franchisee's Restaurant; or (d) protect the health and safety of the Franchisee's employees, customers or guests. The Franchisee will at all times keep its copy of the Manual current and up-to-date, and in the event of any dispute regarding the Manual, the terms of the master copy of the Manual maintained by Elephant & Castle will be controlling in all respects.

         CONFIDENTIALITY OF MANUAL.

The Standard Operations Manual, and all revisions thereto, will at all times during the term of this Agreement and thereafter remain the sole and exclusive property of Elephant & Castle, which will own all copyright and other interests related to the Manual. The Franchisee will at all times during the term of this Agreement and thereafter treat the Manual and any other manuals created for or approved for use in the operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant as secret and confidential, and the Franchisee will use all reasonable means to keep such information secret and confidential. Neither the Franchisee nor any employees of the Franchisee will make any copy, duplication, record or reproduction of the Manual, or any portion thereof, available to any unauthorized person. The Franchisee will not use the Manual or any information contained therein in connection with the operation of any other business or for any purpose other than in conjunction with the operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant.

         CONFIDENTIALITY OF OTHER INFORMATION.

Elephant & Castle and the Franchisee expressly understand and agree that Elephant & Castle will be disclosing and providing to the Franchisee certain confidential and proprietary information concerning the Restaurant System and the procedures, operations, technology and data used in connection with the Restaurant System. The Franchisee will not, during the term of this Agreement or thereafter, communicate, divulge or use for the benefit of any other person or entity any such confidential and proprietary information, knowledge or know-how concerning the methods of operation of the Elephant & Castle-Registered Trademark- Restaurant which may be communicated to the Franchisee, or of which the Franchisee may


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be apprised by virtue of this Agreement. The Franchisee will divulge such confidential and proprietary information only to its employees who must have access to it in order to operate the Franchisee's Elephant & Castle-Registered Trademark- Restaurant. Any and all information, knowledge and know-how including, without limitation, drawings, client lists, materials, equipment, technology, methods, procedures, techniques, recipes, specifications, computer programs, systems and other data which Elephant & Castle copyrights or designates as confidential or proprietary will be deemed confidential and proprietary for the purposes of this Agreement.


BUSINESS PREMISES

         SITE LOCATION.

The Franchisee will be solely responsible for selecting the site of the Franchised Location for the Franchisee's Elephant & Castle-Registered Trademark- Restaurant, regardless of whether the Franchised Location is owned or leased by the Franchisee. The Franchisee will retain an experienced commercial real estate broker or salesperson who has at least five (5) years experience in locating restaurant sites to advise the Franchisee and to locate, acquire, purchase or lease the site for the Franchisee's Elephant & Castle-Registered Trademark- Restaurant. Accordingly, no provision in this Agreement will be construed or interpreted to impose any obligation upon Elephant & Castle to locate a site for the Franchised Location, to assist the Franchisee in the selection of a suitable site for the Franchised Location, or to provide any assistance to the Franchisee in the purchase or lease of the Franchised Location.

         SITE LOCATION CRITERIA.

Elephant & Castle may require that the Franchisee provide to Elephant & Castle for its review site information relating to, among other things, accessibility, visibility, potential traffic flows, population trends, household income and financial statistics, lease terms and other demographic information. The review of the site conducted by Elephant & Castle will not be deemed to be a warranty, representation or guaranty by Elephant & Castle that if the Franchisee's Elephant & Castle-Registered Trademark- Restaurant is opened and operated at that site, it will be a financial success. Elephant & Castle will have the right to require the Franchisee to obtain, at the Franchisee's expense, an economic feasibility and demographics study for the proposed site of the Franchised Location. Any feasibility and demographics study required by Elephant & Castle will be completed by a real estate or marketing expert mutually agreed upon in writing by Elephant & Castle and the Franchisee.

         CONSTRUCTION AND REMODELING COSTS.

The Franchisee will, at its cost, retain a licensed architect and will be responsible for the preparation of the floor plans, layouts, working drawings and construction plans and architectural plans and specifications for the Franchisee's Elephant & Castle-Registered Trademark- Restaurant. The Franchisee will be responsible for the accuracy of such floor plans, layouts, drawings, plans and specifications. The Franchisee will, at its expense, be solely responsible for all costs and expenses incurred for the construction, renovation or remodeling of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant at the Franchised Location including, but not limited to, all costs for architectural plans and specifications, all modifications to the floor plans and layouts necessitated by the structure, construction or layout of the Franchised Location, building permits, site preparation, demolition, construction of the parking lot, landscaping, heating, ventilation and air conditioning, interior decorations, furniture, fixtures, equipment, leasehold improvements, labor, architectural and engineering fees, electricians, plumbers, general contractors and subcontractors.

         COMPLIANCE WITH SPECIFICATIONS.

The Franchised Location and the Franchisee's Restaurant will conform to all specifications for decor, furniture, fixtures, equipment, exterior and interior decorating designs and color schemes established by Elephant & Castle. The Franchisee will obtain and pay for the furniture, fixtures, supplies and


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equipment required by Elephant & Castle and used by the Franchisee for the operation of its Elephant & Castle-Registered Trademark- Restaurant. The furniture, fixtures and equipment used in the Franchisee's Elephant & Castle-Registered Trademark- Restaurant must be installed and located in accordance with the floor plans approved by Elephant & Castle, and must conform to the quality standards and uniformity requirements established by Elephant & Castle.

         INSPECTION DURING CONSTRUCTION OR RENOVATION.

The Franchisee will be solely responsible for inspecting the Franchised Location during construction or renovation to confirm that the Franchised Location is being constructed or renovated in a workmanlike manner and according to the specifications established by Elephant & Castle. The Franchisee will be solely responsible for complying with all applicable local, state and federal laws, ordinances, statutes and building codes, and for acquiring all licenses and building and other permits required by all federal, state, city, municipal and local laws in connection with the construction or renovation of the Franchisee's business premises at the Franchised Location. Elephant & Castle will have no responsibility to the Franchisee or any other party if the Franchised Location is not constructed or renovated by the Franchisee or its architect or contractor: (a) according to the standard specifications established by Elephant & Castle; (b) in compliance with all applicable federal, state or local laws or ordinances; or (c) in a workmanlike manner. The Franchisee will not open the Restaurant for business without the prior written approval of Elephant & Castle.

         MAINTENANCE.

The Franchisee will, at its expense, repair, paint and keep in a clean and sanitary condition the interior, the exterior, the parking lot, signage, exterior lighting, and the grounds of the Franchised Location and the Franchisee's Restaurant, and will replace all floor covering, wall coverings, light fixtures, curtains, blinds, shades, furniture, room furnishings, wall hangings, signs, fixtures and other decor items as they become worn-out, soiled or in disrepair. All mechanical equipment, including ventilation, heating and air conditioning, must be kept in good working order by the Franchisee at all times. All replacement equipment, decor items, furniture, fixtures, signs, supplies and other items used in the Restaurant by the Franchisee must comply with the then-current standards and specifications of Elephant & Castle.

         REMODELING OF BUSINESS PREMISES.

The Franchisee will make the reasonable capital expenditures necessary to extensively remodel, modernize, redecorate and renovate ("remodel" or "remodeling") the Franchisee's Restaurant and to replace and modernize the furniture, fixtures, supplies and equipment ("FF&E") so that the Franchisee's Restaurant will reflect the then-current image of an Elephant & Castle-Registered Trademark- Restaurant. All remodeling and all replacements for the FF&E must conform to the then-current specifications of Elephant & Castle. The Franchisee will commence remodeling the Franchised Location within four (4) months after the date the Franchisee receives written notice from Elephant & Castle specifying the required remodeling, and will diligently complete such remodeling within a reasonable time after its commencement. Except as provided for in Article 11.6 of this Agreement, the Franchisee will not be required to remodel the Restaurant, or to replace and modernize its FF&E more than once every five (5) years during the term of this Agreement.


SIGNS

         APPROVED SIGNS.

The signs used at the Franchised Location (the "Signs") must comply with the standard sign plans and specifications established by Elephant & Castle. Elephant & Castle will provide the Franchisee with a copy of the standard sign plans and specifications and the Franchisee will, at its expense, prepare or cause the preparation of complete and detailed plans and specifications for the Signs and will submit such plans and specifications to Elephant & Castle for its written approval. Elephant & Castle


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will have the absolute right to inspect, examine, videotape and photograph the Signs for any reason at any time during the term of this Agreement.

         PAYMENT OF COSTS AND EXPENSES.

The Franchisee will, at its expense, be responsible for any and all installation costs, sign costs, architectural fees, engineering costs, construction costs, permits, licenses, repairs, maintenance, utilities, insurance, taxes, assessments and levies in connection with the construction, erection, maintenance or use of the Signs including, if applicable, all electrical work, construction of the base and foundation, relocation of power lines and all required soil preparation work. The Franchisee will comply with all federal, state and local laws, regulations, building codes and ordinances relating to the construction, erection, maintenance and use of the Signs.

         MODIFICATIONS; INSPECTION.

The Franchisee may not alter, remove, change, modify, or redesign the Signs unless approved by Elephant & Castle in writing. Elephant & Castle will have the unequivocal and unilateral right to redesign the plans and specifications for the Signs during the term of this Agreement without the approval or consent of the Franchisee. Within thirty (30) days after receipt of written notice from Elephant & Castle, the Franchisee must, at its expense, either modify or replace the Signs so that the Signs displayed at the Franchised Location will comply with the redesigned plans and specifications as issued by Elephant & Castle. The Franchisee will not be required to modify or replace the Signs more than once every five (5) years.

TELECOMMUNICATION AND COMPUTER EQUIPMENT

         TELECOMMUNICATION EQUIPMENT.

The Franchisee will, at its sole expense, obtain and maintain at all times during the term of this Agreement, the telephone answering equipment, electronic telephone facsimile ("fax") equipment, and such other telecommunications equipment as may from time to time be required by Elephant & Castle for use in the operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant business. At all times during the term of this Agreement, all telecommunication and fax equipment must be in compliance with the then-current standards and specifications established by Elephant & Castle, and must be in operation to send and receive information at such times as may be required by Elephant & Castle.

         SATELLITE AND CABLE TELEVISION.

The Franchisee will, at its sole expense, obtain, maintain and provide for viewing by the customers in the Franchisee's Restaurant, those cable and satellite television stations, networks and/or systems as may be specified in writing from time to time by Elephant & Castle. The Franchisee will, at its sole expense, obtain and maintain all services and equipment necessary to receive and display such cable and satellite television stations in accordance with the Standard Operations Manual.

         COMPUTER HARDWARE.

The Franchisee will, at its sole expense, purchase the computer hardware and peripherals, including printers, monitors, modems and networking equipment (the "Computer Equipment") that will serve as, or integrate with, the Franchisee's point-of-sale cash register. All Computer Equipment must meet the standards and specifications established by Elephant & Castle and must be compatible with the software described in Article 13.4. The Franchisee will update the Computer Equipment as may from time to time be required by Elephant & Castle. The Franchisee will purchase a maintenance agreement for on-site maintenance of the Franchisee's point-of-sale cash register.


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FRANCHISE AGREEMENT                    F-92                           426304 9

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         SOFTWARE.

The Franchisee will purchase the computer software and operating system specified by Elephant & Castle, including software for accounting and cost control, which meets the specifications described in the Standard Operations Manual. The Franchisee will, from time to time, update the computer software to meet the then-current standards and specifications issued by Elephant & Castle.

         ACCESS TO COMPUTER DATA.

Elephant & Castle will, at all times during the term of this Agreement, have the right to directly access all sales, financial, marketing, management and other business information and all other data maintained and stored by the Franchisee in its computer databases ("Data and Information"). The Franchisee will, at its expense, configure its computer and maintain the communications software and hardware necessary to permit Elephant & Castle to access the Data and Information by modem and telephone lines and to upload and download the Data and Information and other business information from and to the Franchisee's computers, computer data bases and software programs.

         INTERNET PROVIDER.

The Franchisee will, at all times during the term of this Agreement, at the Franchisee's expense, have access to the Internet through the Microsoft Network, America Online, Prodigy, CompuServe or other Internet access provider designated or approved by Elephant & Castle.

         E-MAIL ADDRESS.

The Franchisee will, at all times during the term of this Agreement, maintain an e-mail address on the Internet. The Franchisee's e-mail address will be provided to Elephant & Castle and will be used as a method for the Franchisee and Elephant & Castle to communicate with each other and to transmit documents and other information. The Franchisee will not use the words "Elephant & Castle-Registered Trademark-" as any part of its e-mail address or its domain name if a Home Page is maintained by the Franchisee on the Internet. The Franchisee will review its e-mail at least once a day and will respond to all e-mails within twenty-four (24) hours, except for weekend e-mails, which will be answered every Monday.


INSURANCE

         GENERAL LIABILITY INSURANCE.

The Franchisee will procure and maintain in full force and effect, at its sole cost and expense, a general liability insurance policy with coverage of at least one million dollars ($1,000,000) per occurrence insuring the Franchisee, Elephant & Castle and their respective officers, directors, agents and employees from and against any and all loss, liability, claim or expense of any kind whatsoever, including bodily injury, personal injury, food poisoning or other sickness, death, property damage, products liability and all other occurrences resulting from the condition, operation, use, business or occupancy of the Franchisee's Restaurant and the Franchised Location, including the surrounding premises or area, the parking area and the sidewalks of the Franchised Location.

         LIQUOR LIABILITY INSURANCE.

The Franchisee will procure and maintain in full force and effect, at its sole cost and expense, liquor liability insurance with coverage of at least two million dollars ($2,000,000) per occurrence insuring the Franchisee, Elephant & Castle and their respective officers, directors, agents and employees from any and all loss, liability, claim or expense of any kind whatsoever, including bodily injury, personal injury, death, property damage and all other occurrences resulting from the sale of liquor by the Franchisee or any of the Franchisee's employees in connection with the Franchisee's Restaurant.


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FRANCHISE AGREEMENT                    F-93                           426304 9

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         AUTOMOBILE LIABILITY INSURANCE.

The Franchisee will procure and maintain in full force and effect, at its sole cost and expense, automobile liability insurance with coverage of at least one million dollars ($1,000,000) per occurrence insuring the Franchisee, Elephant & Castle and their respective officers, directors, agents and employees from any and all loss, liability, claim or expense of any kind whatsoever resulting from the use, operation or maintenance of all automobiles or vehicles owned by the Franchisee or used by the Franchisee or any of the Franchisee's employees (including automobiles owned or leased by any employee of the Franchisee) in connection with the Franchisee's Restaurant.

         PROPERTY INSURANCE.

The Franchisee will procure and maintain in full force and effect, at its sole cost and expense, "all risks" property insurance coverage, which will include fire and extended coverage, for the inventory, machinery, equipment, fixtures and furnishings owned or leased by the Franchisee and used by the Franchisee at the Franchised Location. The Franchisee's property insurance policy (including fire and extended coverage) must have coverage limits equal to at least "replacement" cost.



         BUILDING INSURANCE.

If the Franchisee, or any of the Franchisee's Owners, owns, either directly or indirectly, the building or the business premises at the Franchised Location, then the Franchisee will insure the building or the business premises for and against all risk, loss and damages in an amount equal to at least "replacement" cost. If the Franchised Location is either partially or completely destroyed by fire or any other catastrophe, then the Franchisee will use the insurance proceeds to repair or reconstruct the Franchised Location and recommence business as soon as reasonably possible.

         UMBRELLA LIABILITY.

The Franchisee will, at its sole cost and expense, purchase and maintain umbrella liability insurance in the amount of one million dollars ($1,000,000) that will provide liability insurance coverage for any liability incurred by the Franchisee in excess of the primary general liability, liquor liability, automobile liability and other liability insurance coverage carried by the Franchisee.

         INSURANCE REQUIRED BY LAW.

The Franchisee will, at its sole cost and expense, procure and maintain all other insurance required by state or federal law, including workers' compensation insurance for its employees.

         INSURANCE COMPANIES; EVIDENCE OF COVERAGE.

All insurance companies providing coverage to the Franchisee must be acceptable to and approved by Elephant & Castle, and must be licensed in the state where coverage is provided. The Franchisee will provide Elephant & Castle with certificates of insurance evidencing the insurance coverage required of the Franchisee pursuant to this Article no later than the date the Franchisee opens for business, and the Franchisee will immediately provide, upon expiration, change or cancellation, a new certificate of insurance to Elephant & Castle.

         DEFENSE OF CLAIMS.

All liability insurance policies procured and maintained by the Franchisee in connection with the Franchisee's Restaurant will require the insurance company to provide and pay for attorneys to defend any legal actions, lawsuits or claims brought against the Franchisee, Elephant & Castle, and their respective officers, directors, agents and employees.

         RIGHTS OF ELEPHANT & CASTLE.

All insurance policies procured and maintained by the Franchisee pursuant to this Article will name Elephant & Castle as an additional insured, will contain endorsements by the insurance companies


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waiving all rights of subrogation against Elephant & Castle, and will stipulate that Elephant & Castle will receive copies of all notices of cancellation, nonrenewal, or coverage reduction or elimination at least thirty (30) days prior to the effective date of such cancellation, nonrenewal or coverage change.


LICENSING OF MARKS AND RESTAURANT SYSTEM

         RIGHT TO LICENSE MARKS.

Elephant & Castle warrants that, except as otherwise provided for herein, it has the right to grant the Franchise and to license the Marks and the Restaurant System to the Franchisee. Any and all improvements made by the Franchisee to the Marks or the Restaurant System will be the sole and absolute property of Elephant & Castle, which will have the exclusive right to register and protect all such improvements in its name in accordance with applicable law. The Franchisee's right to use and identify with the Marks and the Restaurant System will exist concurrently with the term of this Agreement and such use by the Franchisee will inure exclusively to the benefit of Elephant & Castle.

         CONDITIONS TO LICENSE OF MARKS.

Elephant & Castle hereby grants to the Franchisee the nonexclusive personal right to use the Marks and the Restaurant System in accordance with the provisions of this Agreement. The Franchisee's nonexclusive personal right to use "Elephant & Castle-Registered Trademark-" as the name of the Franchisee's Restaurant and its right to use the Marks and the Restaurant System applies only to the Franchisee's Restaurant at the Franchised Location and such rights will exist only so long as the Franchisee fully performs and complies with all of the conditions, terms and covenants of this Agreement. "Nonexclusive," for the purposes of this Article, will mean that Elephant & Castle has or will grant franchises to other franchisees authorizing such franchisees to operate Elephant & Castle-Registered Trademark- Restaurants in conformity with the Restaurant System using the name "Elephant & Castle-Registered Trademark-" and the other Marks, and that Elephant & Castle, its affiliates and/or subsidiaries have operated and will operate Elephant & Castle-Registered Trademark- Restaurants.

         FRANCHISEE'S USE OF MARKS.

The Franchisee will only use the Marks designated by Elephant & Castle and only in the manner authorized and permitted by Elephant & Castle. The Franchisee's right to use the Marks is limited to the uses set forth in this Agreement and any unauthorized use will constitute an infringement of the rights of Elephant & Castle under this Agreement and under the Lanham Act (15 U.S.C. Sections 1051, ET SEQ.). The Franchisee will not have or acquire any rights in any of the Marks or the Restaurant System other than the right of use as provided herein. The Franchisee will have the right to use the Marks and the Restaurant System only in the manner prescribed, directed and approved by Elephant & Castle in writing and will not have the right to use the Marks in connection with the sale of any products or services other than those prescribed or approved by Elephant & Castle for sale by the Franchisee. If, in the judgment of Elephant & Castle, the acts of the Franchisee infringe upon or demean the goodwill, uniformity, quality or business standing associated with the Marks or the Restaurant System, then the Franchisee will, upon written notice from Elephant & Castle, immediately modify its use of the Marks or the Restaurant System in the manner prescribed by Elephant & Castle in writing.

         ADVERSE CLAIMS TO MARKS.

If there are any claims by any third party that its rights to any or all of the Marks are superior to those of Elephant & Castle and if the attorneys for Elephant & Castle are of the opinion that such claim by a third party is legally meritorious, or if there is an adjudication by a court of competent jurisdiction that any party's rights to the Marks are superior to those of Elephant & Castle, then upon receiving written notice from Elephant & Castle, the Franchisee will, at its sole expense, immediately adopt and use the changes and amendments to the Marks that are specified by Elephant & Castle. If so specified, the


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Franchisee will immediately cease using the Marks specified by Elephant &
Castle, and will, as soon as reasonably possible, commence using the new trademarks, trade names, service marks, logos, designs and commercial symbols designated by Elephant & Castle in writing at the Franchised Location, and in connection with all advertising, marketing and promotion of the Franchisee's Restaurant. The Franchisee will not make any changes or amendments whatsoever to the Marks or the Restaurant System unless specified or approved in advance by Elephant & Castle in writing.

         DEFENSE OR ENFORCEMENT OF RIGHTS TO MARKS.

The Franchisee will have no right to and will not defend or enforce any rights associated with the Marks or the Restaurant System in any court or other proceedings for or against imitation, infringement, prior use or for any other claim or allegation. The Franchisee will give Elephant & Castle immediate written notice of any and all claims or complaints made against or associated with the Marks and the Restaurant System and will, without compensation for its time and at its expense, cooperate in all respects with Elephant & Castle in any lawsuits or other proceedings involving the Marks and the Restaurant System. Elephant & Castle will have the sole and absolute right to determine whether it will commence or defend any litigation involving the Marks and/or the Restaurant System, and the cost and expense of all litigation incurred by Elephant & Castle, including attorneys' fees, specifically relating to the Marks or the Restaurant System will be paid by Elephant & Castle.

         TENDER OF DEFENSE.

If the Franchisee is named as a defendant or party in any action involving the Marks or the Restaurant System and if the Franchisee is named as a defendant or party solely because the plaintiff or claimant is alleging that the Franchisee does not have the right to use the Marks or the Restaurant System licensed by Elephant & Castle to the Franchisee at the Franchised Location pursuant to this Agreement, then the Franchisee will have the right to tender the defense of the action to Elephant & Castle and Elephant & Castle will, at its expense, defend the Franchisee in the action provided that the Franchisee has tendered defense of the action to Elephant & Castle within seven (7) days after receiving service of the pleadings or the Summons and Complaint relating to the action. Elephant & Castle will indemnify and hold the Franchisee harmless from any damages assessed against the Franchisee in any actions resulting solely from the Franchisee's proper and authorized use of the Marks and the Restaurant System at the Franchised Location if the Franchisee has timely tendered defense of the action to Elephant & Castle.

         FRANCHISEE'S RIGHT TO PARTICIPATE IN LITIGATION.

The Franchisee may, at its expense, retain an attorney to represent it individually in all litigation and court proceedings involving the Marks or the Restaurant System, and may do so with respect to matters involving only the Franchisee (I.E., not involving Elephant & Castle or its interests); however, Elephant & Castle and its attorneys will control and conduct all litigation involving the Marks or the Restaurant System and the rights of Elephant & Castle. Except as expressly provided for herein, Elephant & Castle will have no liability to the Franchisee for any costs that the Franchisee may incur in any litigation involving the Marks or the Restaurant System, and the Franchisee will pay for all costs, including attorneys' fees, that it may incur in any litigation or proceeding arising as a result of matters referred to under this Article, unless it tenders the defense to Elephant & Castle in a timely manner pursuant to and in accordance with Article 15.6.


TRAINING PROGRAM; OPENING ASSISTANCE

         TRAINING.

Elephant & Castle will provide a training program for the Franchisee (or the Franchisee's Operating Partner), the Franchisee's General Manager and the Franchisee's Chef at an approved training site designated by Elephant & Castle, to educate, familiarize and acquaint them with the Restaurant


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System and the operations of the Elephant & Castle-Registered Trademark-
Restaurant. The Elephant & Castle training program will include on-the-job instruction on basic business procedures, equipment operation and maintenance, hiring and training of employees, scheduling, advertising and promotion, purchasing procedures, food preparation, food safety, food presentation, food quality, food portions, liquor service, food and beverage inventory and cost control, customer service, janitorial service, general maintenance and other topics selected by Elephant & Castle. The Franchisee (or the Franchisee's Operating Partner), the Franchisee's General Manager and the Franchisee's Chef must successfully complete the Elephant & Castle training program and be certified in writing by Elephant & Castle prior to commencing the business operations of the Franchisee's Restaurant. The training program will be scheduled by Elephant & Castle in its sole discretion and will be for a minimum of five (5) consecutive days for the Franchisee (or the Franchisee's Operating Partner), and for a minimum of thirty (30) consecutive days for the Franchisee's General Manager and for the Franchisee's Chef. The Franchisee (or the Franchisee's Operating Partner), the Franchisee's General Manager and the Franchisee's Chef must begin training within ninety (90) days after the date of this Agreement, unless the parties agree in writing to a different date due to conflicts with the construction or opening schedule for the Restaurant. If the Franchisee (or the Franchisee's Operating Partner), the Franchisee's General Manager or the Franchisee's Chef do not successfully complete the required training program within one hundred twenty (120) days after the date of this Agreement, then such person(s) will not be permitted or authorized to participate in the operations of the Franchisee's Restaurant, and Elephant & Castle will have the right to terminate this Agreement pursuant to Article 4.2.

         CHANGES IN PERSONNEL.

The Franchisee must at all times employ General Managers and Chefs who have successfully completed the prescribed training program and, consequently, have been certified in writing by Elephant & Castle to participate in the operation of the Franchisee's Elephant & Castle-Registered Trademark-Restaurant. The Franchisee will immediately notify Elephant & Castle in writing of any personnel changes in the positions of General Manager or Chef of the Franchisee's Restaurant. If the Franchisee hires a new General Manager or a new Chef who has not successfully completed the required Elephant & Castle training program, then that person must begin the training program within thirty (30) days after the date of hire by the Franchisee, and must attend and successfully complete the training program. If, in the judgment of Elephant & Castle, the new General Manager or the new Chef does not successfully complete the required Elephant & Castle training program, then the Franchisee will not permit that person to continue to participate in the operation of the Franchisee's Restaurant.

         INITIAL TRAINING OF NEW PERSONNEL.

The initial training program for new General Managers and new Chefs, as required by Article 16.2 of this Agreement, will be conducted by Elephant & Castle either at the Franchised Location or at another location designated by Elephant & Castle at the sole discretion of Elephant & Castle. If Elephant & Castle provides the initial training program for a new General Manager or a new Chef at the Franchised Location, then the Franchisee will pay Elephant & Castle the then-current per day on-site training fee and reimburse Elephant & Castle for all expenses it incurs in connection with providing the training at the Franchised Location, including travel, lodging, food, and automobile rental costs. If the initial training program of new personnel is provided by Elephant & Castle at another site designated by Elephant & Castle other than the Franchised Location, then there will be no per day training fee and the Franchisee will not be required to reimburse Elephant & Castle for its expenses.

         PAYMENT OF SALARIES AND EXPENSES.

The Franchisee will pay the salaries, fringe benefits, payroll taxes, unemployment compensation, workers' compensation insurance, lodging, food, automobile rental, travel costs and all other expenses for all persons who attend any type of Elephant & Castle training program on behalf of the Franchisee.


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         OPENING ASSISTANCE.

After the Franchisee (or the Franchisee's Operating Partner), the Franchisee's General Manager and the Franchisee's Chef have successfully completed the Elephant & Castle training program and have been certified, Elephant & Castle will arrange for a training coordinator, a host/hostess trainer, a barkeeping trainer, four (4) kitchen staff trainers, and five (5) service staff trainers to be at the Franchised Location for a period of not less than fourteen (14) consecutive days to provide opening assistance to the Franchisee. The opening assistance will include implementing internal controls, assistance with training employees, and implementing the Franchisee's initial business operations. The Franchisee will pay Elephant & Castle an opening assistance fee of twenty thousand dollars ($20,000) within five (5) days after the date the Franchisee opens its Restaurant for business. The Franchisee will accept and fully cooperate with the opening assistance provided by Elephant & Castle, and will not open and commence initial business operations until Elephant & Castle has given the Franchisee written approval to open the Franchisee's Restaurant.

         ADVISORY ASSISTANCE.

If, after the opening of the Franchisee's Restaurant, Elephant & Castle provides any advisory management, operations or other assistance to the Franchisee at the Franchised Location, then within five (5) days after receipt of an invoice from Elephant & Castle specifying the amount owed, the Franchisee will pay Elephant & Castle the then-current per diem fees charged by Elephant & Castle and reimburse Elephant & Castle for the expenses Elephant & Castle incurred in connection with providing the advisory assistance to the Franchisee at the Franchised Location, including travel costs, lodging, food and automobile rental costs.

         HIRING AND TRAINING OF EMPLOYEES BY FRANCHISEE.

The Franchisee will hire all employees of the Restaurant, will be exclusively responsible for the terms of their employment and compensation, and will implement a training program for employees of the Restaurant in compliance with the Standard Operations Manual. The Franchisee will at all times maintain a staff of trained employees sufficient to efficiently operate the Restaurant in compliance with Elephant & Castle's standards.


ASSIGNMENT

         ASSIGNMENT BY ELEPHANT & CASTLE.

This Agreement may be unilaterally assigned by Elephant & Castle to a person or entity without the approval of the Franchisee and will inure to the benefit of the successors and assigns of Elephant & Castle. Elephant & Castle will provide the Franchisee with written notice of any such assignment, and the assignee will be required to fully perform all obligations of Elephant & Castle under this Agreement.

         ASSIGNMENT BY FRANCHISEE TO OWNED OR CONTROLLED ENTITY.

If the Franchisee is an individual or a partnership, this Agreement may be transferred by the Franchisee to a corporation or limited liability company that is owned or controlled by the Franchisee without paying any transfer fee, provided that: (a) the Franchisee and the shareholders who own the voting capital stock of the assignee corporation or the members who own the membership interests of the assignee limited liability company sign or have signed a personal guaranty in the form attached to this Agreement; (b) the Franchisee furnishes prior written proof to Elephant & Castle substantiating that the assignee corporation or limited liability company will be financially able to perform all of the terms and conditions of this Agreement; and (c) none of the shareholders or members operate, franchise, develop, manage or control any Anglo/British style pub or related restaurant concept that is in any way similar to or competitive with the Franchisee's Elephant & Castle-Registered Trademark- Restaurant. The Franchisee will give Elephant & Castle fifteen (15) days prior written notice of the assignment of this Agreement to a corporation or limited liability company owned or controlled by the Franchisee;


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FRANCHISE AGREEMENT                    F-98                           426304 9

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however, the assignment of this Agreement will not be valid or effective until Elephant & Castle has received the documents which its attorneys deem reasonably necessary to properly and legally document the assignment of this Agreement to the corporation or limited liability company as provided herein.

         ASSIGNMENT BY INDIVIDUAL FRANCHISEE IN EVENT OF DEATH OR PERMANENT DISABILITY.

If the Franchisee is an individual, then in the event of the death or permanent disability of the Franchisee, this Agreement may be assigned, transferred or bequeathed by the Franchisee to any designated person or beneficiary without the payment of any transfer fee. However, the assignment of this Agreement to the transferee, assignee or beneficiary of the Franchisee will be subject to the applicable provisions of Article 17.6, and will not be valid or effective until Elephant & Castle has received the properly executed legal documents which its attorneys deem necessary to properly and legally document the transfer, assignment or bequest of this Agreement. The transferee, assignee or beneficiary must agree to be unconditionally bound by the terms and conditions of this Agreement and to personally guarantee the performance of the Franchisee's obligations under this Agreement. Furthermore, the transferee, assignee or beneficiary must complete the initial training program as set forth in Article 16.1 of this Agreement. The training will be conducted by Elephant & Castle at a location designated by Elephant & Castle. There will be no charge to the transferee, assignee or beneficiary for the initial training program, but that person's salary and expenses will be paid in accordance with Article 16.4 of this Agreement.

         SALE OF OWNERSHIP INTERESTS TO PUBLIC.

If the Franchisee is a corporation or limited liability company and intends to sell any Ownership Interests to the public under any foreign, federal or state securities laws, then the Franchisee will provide Elephant & Castle with written notice of the proposed public offering and with a copy of the proposed placement memorandum, offering circular or prospectus for its review at least twenty (20) days prior to the time that any such document is filed with any foreign or state securities commission or the Securities and Exchange Commission. The Franchisee's Owner(s), prior to the public offering will, at all times, retain ownership of at least a fifty-one percent (51%) of the Ownership Interests of the Franchisee. Elephant & Castle will have the absolute right to attend all "due diligence" meetings held in preparation for the offer to sell Ownership Interests to the public, and the Franchisee will give Elephant & Castle at least five (5) business days prior written notice of such meetings. The Franchisee will pay Elephant & Castle twenty thousand dollars ($20,000) for the legal, accounting and related due diligence costs incurred by Elephant & Castle in connection with any public offering. This amount will be payable in full within thirty (30) days after the date on which the Franchisee provides written notice of the proposed public offering to Elephant & Castle and will be payable even if the Franchisee is unable to complete the public offering. The Franchisee will not offer any Ownership Interests using or under the name "Elephant & Castle-Registered Trademark-," or any similar name. The Franchisee will not have the right to sell any Ownership Interests to the public or to any other person or entity until the Franchisee has complied in all respects with the applicable provisions of this Agreement.


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FRANCHISE AGREEMENT                    F-99                           426304 9

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         ELEPHANT & CASTLE'S WARRANT.

The Franchisee hereby agrees to grant to Elephant & Castle, effective upon the sale of any Ownership Interests to the public, a warrant or an option (a "Warrant") to purchase for a period of five (5) years up to five percent (5%) of the Ownership Interests purchased in such offering at an exercise price equal to the purchase price of the Ownership Interests in such offering. The Warrant will contain customary anti-dilution provisions, incidental or "piggyback" registration rights and a cashless conversion right whereby Elephant & Castle will have the right to require the Franchisee to convert the Warrant into Ownership Interests using the current market value of the Ownership Interests without payment by Elephant & Castle of any cash exercise price at any time prior to its expiration as provided for in this provision.

         ASSIGNMENT BY FRANCHISEE.

This Agreement and the rights granted to the Franchisee pursuant to this Agreement may be sold, assigned or transferred by the Franchisee only with the prior written approval of Elephant & Castle. Elephant & Castle will not unreasonably withhold its written consent to any sale, assignment or transfer of this Agreement, if the sale, assignment or transfer does not violate
Article 17.9 of this Agreement and if the Franchisee and/or the transferee franchisee comply with the following conditions: (a) the Franchisee has provided written notice to Elephant & Castle of the proposed sale, assignment or transfer of this Agreement at least ninety (90) days prior to the transaction; (b) all of the Franchisee's monetary obligations due to Elephant & Castle have been paid in full, and the Franchisee is not otherwise in default under this Agreement; (c) the Franchisee has executed a written agreement, in a form satisfactory to Elephant & Castle, in which the Franchisee agrees to observe all applicable provisions of this Agreement, including the provisions with obligations and covenants that continue beyond the expiration or termination of this Agreement, which includes the covenants not to compete contained in Article 21 of this Agreement; (d) Elephant & Castle and the Franchisee have executed a joint and mutual release, in a form satisfactory to Elephant & Castle, of any and all claims against Elephant & Castle or the Franchisee and of any and all claims against their officers, directors, shareholders, Owners, agents and employees, in their corporate and individual capacities arising from, in connection with, or as a result of this Agreement or the Franchisee's purchase of the Franchise including, without limitation, all claims arising under any federal or state franchising laws or any other federal, state or local law, rule or ordinance; provided, however, that Elephant & Castle and the Franchisee may exclude from the coverage of the release any prior or concurrent written agreements between them; (e) the transferee franchisee has demonstrated to the satisfaction of Elephant & Castle that he, she or it meets the managerial, financial and business standards required by Elephant & Castle for new franchisees, possesses a good business reputation and credit rating, and possesses the aptitude and ability to operate the Elephant & Castle-Registered Trademark-Restaurant in an economic and businesslike manner (as may be evidenced by prior related business experience or otherwise); (f) the transferee franchisee and all parties having a legal or beneficial interest in the transferee franchisee including, if applicable, the transferee franchisee's Owners and the Personal Guarantors, execute the transfer and assignment agreement between Elephant & Castle, the Franchisee and the transferee franchisee and such other ancillary agreements as Elephant & Castle or its legal counsel may require for the transfer of this Agreement for the Franchisee's Elephant & Castle-Registered Trademark- Restaurant to the transferee franchisee; (g) the transferee franchisee has purchased the Franchised Location, acquired the lease for the Franchised Location or otherwise acquired possession of and access to the Franchised Location for a term consistent with the remaining term of this Agreement; (h) the transferee franchisee has purchased or otherwise acquired a valid liquor license and a valid food service license for the Elephant & Castle-Registered Trademark-Restaurant at the Franchised Location; and (i) the transferee franchisee has successfully completed the initial training program as set forth in Article
16.1 of this Agreement.

         ACKNOWLEDGMENT OF RESTRICTIONS.

The Franchisee acknowledges and agrees that the restrictions on transfer imposed herein are reasonable and necessary to protect the Restaurant System and the Marks, as well as the reputation


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FRANCHISE AGREEMENT                    F-100                          426304 9

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and image of Elephant & Castle, and are for the protection of Elephant &
Castle, the Franchisee and all other franchisees who own and operate Elephant & Castle-Registered Trademark- Restaurants. Any assignment or transfer permitted by this Article will not be effective until Elephant & Castle receives a completely executed copy of all transfer documents and Elephant & Castle consents to the transfer in writing. Any attempted assignment or transfer made without complying with the requirements of this Article will be void.

         TRANSFER FEE.

If this Agreement is assigned, transferred or bequeathed to another person or entity, or if the Franchisee's Owner(s) transfers in the aggregate controlling interest in the Franchisee to a third party, then except as provided for in
Article 17.2 or Article 17.3, the Franchisee will pay Elephant & Castle on or before the date of transfer a transfer fee of five thousand dollars ($5,000) to cover the costs incurred by Elephant & Castle in connection with the transfer, including attorneys' fees, accountants' fees, out-of-pocket expenses, long distance telephone calls, administrative costs and the time of its employees and officers. The transfer fee also covers the cost to Elephant & Castle to provide the initial training program to the transferee franchisee at the location designated by Elephant & Castle. However, the transfer fee does not cover the salary of or expenses incurred by the transferee franchisee in connection with attending the initial training program, and salary and expenses of that person will be paid in accordance with Article 16.5 of this Agreement.

         TRANSFER TO COMPETITOR PROHIBITED.

The Franchisee and the Franchisee's Owners will not sell, assign or transfer this Agreement or their Ownership Interests in the Franchisee or in the Franchise to any person, partnership, corporation or entity that owns, operates, franchises, develops, consults with, manages, is involved in, or controls any Anglo/British style pub restaurant business that is in any way competitive with an Elephant & Castle-Registered Trademark- Restaurant. If Elephant & Castle refuses to permit a transfer of this Agreement under this Article, then the Franchisee's and the Franchisee's Owners only remedy will be to have an arbitrator determine whether the proposed transferee is a competitor of Elephant & Castle.


TERMINATION RIGHTS OF ELEPHANT & CASTLE

         CONDITIONS OF BREACH.

In addition to its other rights of termination contained in this Agreement, Elephant & Castle will have the right to terminate this Agreement if: (a) the Franchisee fails to open and commence operations of its Elephant & Castle-Registered Trademark-Restaurant within twelve (12) months after the date of this Agreement or when the Franchised Location is ready for the Franchisee's occupancy, whichever is earlier; (b) the Franchisee violates any material provision, term or condition of this Agreement including, but not limited to, the failure to timely pay the Initial Fee, any Continuing Fees, or any other monetary obligations or fees due pursuant to this Agreement; (c) the Franchisee or any of its directors, officers or majority Owners are convicted of, or plead guilty to or no contest to, a charge of violating any law relating to the Franchisee's Elephant & Castle-Registered Trademark-Restaurant, or any felony; (d) the Franchisee fails to timely pay any of its obligations or liabilities due and owing to Elephant & Castle, suppliers, banks, purveyors, other creditors or to any federal, state or municipal government (including, if applicable, federal and state income, sales, property, withholding and unemployment taxes); (e) the Franchisee is determined to be insolvent within the meaning of applicable state or federal law, any involuntary petition for bankruptcy is filed against the Franchisee, or the Franchisee files for bankruptcy or is


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adjudicated a bankrupt under applicable state or federal law; (f) the
Franchisee makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (g) any check issued by the Franchisee is dishonored because of insufficient funds (except where the check is dishonored because of an error in bookkeeping or accounting) or closed accounts; (h) the Franchisee voluntarily or otherwise abandons the franchised Restaurant; (i) the Franchisee is involved in any act or conduct which materially impairs the goodwill associated with the name "Elephant & Castle-Registered Trademark-" or any other Marks or the Restaurant System; (j) the lease for the Franchised Location is terminated or canceled for non-payment of rent or other legal reasons, or the Franchisee otherwise loses possession of all or a significant portion of the Franchised Location; (k) the Franchisee's food service license or liquor license for the Franchised Location is terminated or canceled for any reason, or the Franchisee otherwise loses the food service license or liquor license for its Elephant & Castle-Registered Trademark- Restaurant;
(l) the Franchisee fails to timely file any federal or state income or sales tax return or fails to timely pay any federal or state income or sales taxes, or (m) the Franchisee fails or refuses to provide the documents, records and other materials requested by Elephant & Castle to substantiate the Monthly Reports and Financial Statements pursuant to Article 7.3 or to produce and permit Elephant & Castle to audit the Franchisee's Financial Records in accordance with Article 7.5 of this Agreement.

         NOTICE OF BREACH.

Except as provided in Article 4.2, Article 18.5 and Article 18.6 of this Agreement, Elephant & Castle will not have the right to terminate this Agreement until: (a) written notice setting forth the alleged breach in detail has been delivered to the Franchisee by Elephant & Castle; and (b) after receiving the written notice, the Franchisee fails to correct the alleged breach within the period of time specified by applicable law. If applicable law does not specify a time period to correct an alleged breach, then the Franchisee will have thirty (30) days after receipt of the written notice to correct the alleged breach, except where the written notice states that the Franchisee is delinquent in the payment of any Initial Fees, Continuing Fees or other fees payable to Elephant & Castle pursuant to this Agreement, in which case the Franchisee will have ten (10) days after receipt of written notice to correct the breach by making full payment (including administrative fees and interest as provided for herein) to Elephant & Castle. If the Franchisee fails to correct the alleged breach set forth in the written notice within the applicable period of time, then this Agreement may be terminated by Elephant & Castle as provided for in this Agreement. For the purposes of this Agreement, an alleged breach of this Agreement by the Franchisee will be deemed to be "corrected" if both Elephant & Castle and the Franchisee agree in writing that the alleged breach has been corrected.

         ARBITRATION.

If the Franchisee notices arbitration in accordance with Article 23 of this Agreement within the time period established in Article 18.2 for correcting the alleged breach, then Elephant & Castle will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to arbitration, the arbitrator determines that the Franchisee has breached this Agreement and the Franchisee fails to correct the breach within the applicable time period. If the arbitrator determines that the Franchisee has violated or breached this Agreement as alleged by Elephant & Castle in the written notice given to the Franchisee, then unless applicable law specifies otherwise, the Franchisee will have thirty (30) days from the date the arbitrator issues a written determination on the matter to correct the specified breach or violation of this Agreement, except where the Franchisee's breach is for failure to pay any fees or other payments to Elephant & Castle, in which case the Franchisee will have ten (10) days to make full payment, including all interest and administrative fees, to Elephant & Castle. If the Franchisee does timely correct the specified breach or violation of this Agreement, then this Agreement will remain in full force and effect. For the purpose of this Agreement, any controversy or dispute on the issue of whether the Franchisee has timely corrected the specified breach or violation of this Agreement will also be subject to arbitration as provided for herein. The time limitations set forth in this Article within which the Franchisee may demand arbitration of a dispute or controversy relating


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to the right of Elephant & Castle to terminate this Agreement for an alleged breach are mandatory. If the Franchisee fails to comply with the time limitations set forth in this Article, then Elephant & Castle may terminate this Agreement as provided for herein.

         NOTICE OF TERMINATION.

Except as provided in Article 18.5 and Article 18.6, if Elephant & Castle has complied with the provisions of Article 18.2 and the Franchisee has not corrected the alleged breach set forth in the written notice within the time period specified in this Agreement, then Elephant & Castle will have the absolute right to terminate this Agreement by giving the Franchisee written notice stating to the Franchisee that this Agreement is terminated and in that event the effective date of termination of this Agreement will be the day the written notice of termination is received by the Franchisee.

         IMMEDIATE TERMINATION RIGHTS OF ELEPHANT & CASTLE.

Elephant & Castle will have the absolute right, unless precluded by applicable law, to immediately terminate this Agreement if: (a) the Franchisee or any of its directors, officers or majority Owners are convicted of, or plead guilty to or no contest to a charge of violating any law relating to the Franchisee's Elephant & Castle-Registered Trademark-Restaurant, or any felony; (b) the Franchisee is deemed insolvent within the meaning of applicable state or federal law, any involuntary petition for bankruptcy is filed against the Franchisee, or the Franchisee files for bankruptcy or is adjudicated a bankrupt under applicable state or federal law; (c) the Franchisee makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (d) the Franchisee voluntarily or otherwise abandons the Restaurant; (e) the Franchisee fails or refuses to provide the documents, records and other materials requested by Elephant & Castle to substantiate the Monthly Reports and Financial Statements pursuant to Article 7.3 or to produce and permit Elephant & Castle to audit the Franchisee's Financial Records in accordance with Article 7.5 of this Agreement; (f) the Franchisee is involved in any act or conduct which materially impairs the goodwill associated with the Marks of Elephant & Castle or with the Restaurant System and the Franchisee fails to correct the breach within twenty-four (24) hours after receipt of written notice from Elephant & Castle of the breach; or (g) the Franchisee violates any provision, term or condition of this Agreement three (3) or more times during a twelve (12) month period, without regard to whether the violations were of a similar or different nature or whether the violations were corrected within the prescribed cure period after receipt of written notice of the violations.

         NOTICE OF IMMEDIATE TERMINATION.

Except as set forth in Article 18.5(f), if this Agreement is terminated by Elephant & Castle pursuant to Article 18.5 above, then Elephant & Castle will give the Franchisee written notice by personal service or prepaid registered or certified mail that this Agreement is terminated and in that event the effective date of termination of this Agreement will be the day the written notice of termination is received by the Franchisee. If this Agreement is terminated by Elephant & Castle pursuant to Article 18.5(f), then this Agreement will terminate on the first minute of the twenty-fifth hour after receipt of the written notice of termination if the Franchisee fails to correct the alleged breach within twenty-four (24) hours after receiving the written notice of termination.

         OTHER REMEDIES.

Nothing in this Article will preclude Elephant & Castle from seeking other remedies or damages under state or federal laws, common law, or under this Agreement against the Franchisee including, but not limited to, attorneys' fees, punitive damages and injunctive relief. If this Agreement is terminated by Elephant & Castle pursuant to this Article, or if the Franchisee breaches this Agreement by a wrongful termination or a termination that is not in strict compliance with the terms and conditions of Article 19 of this Agreement, then Elephant & Castle will be entitled to all damages from the Franchisee that Elephant & Castle has sustained and will sustain in the future as a result of the Franchisee's breach of this Agreement.


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FRANCHISE AGREEMENT                    F-103                          426304 9

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FRANCHISEE'S TERMINATION RIGHTS

         CONDITIONS OF BREACH.

The Franchisee will have the right to terminate this Agreement, as provided herein, if Elephant & Castle violates any material provision, term or condition of this Agreement, or fails to timely pay any material uncontested obligations due and owing to the Franchisee.

         NOTICE OF BREACH.

The Franchisee will not have the right to terminate this Agreement or to commence any action, lawsuit or proceeding against Elephant & Castle for breach of this Agreement, injunctive relief, violation of any state, federal or local law (including alleged violations of franchise laws), violation of common law (including allegations of fraud and misrepresentation), rescission, general or punitive damages, or termination, unless and until:
(a) written notice setting forth the alleged breach or violation in detail has been delivered to Elephant & Castle by the Franchisee; and (b) Elephant & Castle fails to correct the alleged breach or violation within thirty (30) days after receipt of the written notice. If Elephant & Castle fails to correct the alleged breach or violation within thirty (30) days after receiving written notice, then this Agreement may be terminated by the Franchisee as provided for in this Agreement. For the purposes of this Agreement, an alleged breach or violation of this Agreement by Elephant & Castle will be deemed to be "corrected" if both Elephant & Castle and the Franchisee agree in writing that the alleged breach or violation has been corrected.

         ARBITRATION.

If Elephant & Castle notices arbitration in accordance with Article 23 of this Agreement within thirty (30) days after the date Elephant & Castle receives written notice of any alleged breach of this Agreement from the Franchisee, then the Franchisee will not have the right to terminate this Agreement until the facts of the alleged breach have been submitted to arbitration, the arbitrator determines that Elephant & Castle has breached this Agreement and Franchisee fails to timely correct the breach as set forth in this Agreement. If the arbitrator determines that Elephant & Castle has violated or breached this Agreement as alleged by the Franchisee in the written notice given to Elephant & Castle, then Elephant & Castle will have thirty (30) days after the date the arbitrator issues a written determination on the matter to correct the specified breach or violation of this Agreement, then this Agreement will remain in full force and effect. If Elephant & Castle does timely correct the specified breach or violation of this Agreement, then this Agreement will remain in full force and effect. If Elephant & Castle does not correct the specified breach or violation of this Agreement, then the Franchisee will have the right to terminate this Agreement by giving Elephant & Castle written notice by personal service or prepaid registered or certified mail that this Agreement is terminated and in that event the effective date of termination of this Agreement will be the day the written notice of termination is received by Elephant & Castle. For the purpose of this Agreement, any controversy or dispute on the issue of whether Elephant & Castle has timely corrected the specified breach or violation of this Agreement will also be subject to arbitration as provided for herein. The time limitation set forth in this Article within which Elephant & Castle may demand arbitration of a dispute or controversy relating to the right of the Franchisee to terminate this Agreement for an alleged breach is mandatory. If Elephant & Castle fails to comply with the time limitation set forth in this Article, then the Franchisee may terminate this Agreement as provided for herein.

         WAIVER.

The Franchisee must give Elephant & Castle immediate written notice of any alleged breach or violation of this Agreement after the Franchisee has knowledge of, believes, determines, is of the opinion, or becomes aware of facts and circumstances reasonably indicating that there has been an alleged breach or violation of this Agreement by Elephant & Castle. If the Franchisee fails to give


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written notice to Elephant & Castle as provided for herein of any alleged breach or violation of this Agreement within one (1) year after the date that the Franchisee has knowledge of, believes, determines, is of the opinion that, or becomes aware of facts and circumstances reasonably indicating that the Franchisee may have a claim under any state law, federal law or common law because there has been an alleged breach or violation by Elephant & Castle, then the alleged breach or violation by Elephant & Castle will be deemed to be condoned, approved and waived by the Franchisee, the alleged breach or violation by Elephant & Castle will not be deemed to be a breach or violation of this Agreement by Elephant & Castle, and the Franchisee will be barred from commencing any action against Elephant & Castle for that specific alleged breach or violation.

         INJUNCTIVE RELIEF.

Notwithstanding any of the foregoing provisions, if the Franchisee gives Elephant & Castle written notice of an alleged breach or violation of this Agreement or of any federal or state laws that give rise to a claim that the Franchisee has the right to terminate this Agreement, then Elephant & Castle will have the absolute right to immediately commence legal action against the Franchisee to enjoin and prevent the termination of this Agreement by the Franchisee without giving the Franchisee any notice and without regard to any waiting period that may be contained in this Agreement. If Elephant & Castle commences such legal action against the Franchisee, then the Franchisee will not have the right to terminate this Agreement, unless and until a court of competent jurisdiction has ruled on the merits that Elephant & Castle has breached this Agreement in the manner alleged by the Franchisee, and then only if Elephant & Castle fails to begin the actions necessary to correct the breach or violation within sixty (60) days after a final judgment has been entered against Elephant & Castle and all time for appeals by Elephant & Castle has expired.


FRANCHISEE'S OBLIGATIONS UPON TERMINATION

         TERMINATION OF USE OF MARKS; OTHER OBLIGATIONS.

If this Agreement is canceled or terminated for any reason or this Agreement expires, then the Franchisee will: (a) within five (5) days after termination, pay all Continuing Fees, other fees and other amounts due and owing under this Agreement or under any other contract, promissory note or other obligation due and owing by the Franchisee to Elephant & Castle; (b) immediately return to Elephant & Castle by first class prepaid United States mail the Manual, menus, advertising materials and all other printed materials pertaining to the Restaurant; and (c) comply with all other applicable provisions of this Agreement. Upon termination or expiration of this Agreement for any reason, the Franchisee's right to use "Elephant & Castle-Registered Trademark-," the other Marks and the Restaurant System will terminate immediately.

         ALTERATION OF FRANCHISED LOCATION.

If this Agreement expires or is terminated for any reason or if the Franchised Location ever ceases to be used for the Franchisee's Elephant & Castle-Registered Trademark-Restaurant, then within thirty (30) days after the date of the expiration or termination of this Agreement, the Franchisee will, at its expense, alter, modify and change both the exterior and interior appearance of the building and the Franchised Location so that it will be clearly distinguished from the standard appearance of an Elephant & Castle-Registered Trademark- Restaurant. At a minimum, such changes and modifications to the Franchised Location will include: (a) repainting and, where applicable, recovering both the exterior and interior walls of the Franchised Location with totally different colors, including removing any distinctive colors, designs and paneling from the walls; (b) removing all furniture, fixtures and decor items associated with an Elephant & Castle-Registered Trademark- Restaurant and replacing them with other decor items not of the general type and appearance customarily used in Elephant & Castle-Registered Trademark-Restaurants; (c) removing all exterior and interior Elephant & Castle-Registered Trademark- signs; and (d) immediately discontinuing use of the approved wall decor items and window decals, and


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FRANCHISE AGREEMENT                    F-105                          426304 9

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refraining from using any items which may be confusingly similar to those used in an Elephant & Castle-Registered Trademark- Restaurant.

         CANCELLATION OF TELEPHONE DIRECTORY LISTINGS.

Upon termination or expiration of this Agreement, or if Elephant & Castle acquires the Franchisee's Elephant & Castle-Registered Trademark- Restaurant pursuant to this Agreement, Elephant & Castle will have the absolute right to notify the telephone company and all listing agencies of the termination or expiration of the Franchisee's right to use all telephone numbers and all classified and other directory listings for the Restaurant and to authorize the telephone company and all listing agencies to transfer to Elephant & Castle or its assignee all telephone numbers and directory listings of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant. The Franchisee acknowledges and agrees that Elephant & Castle has the absolute right and interest in and to all telephone numbers and directory listings associated with the Marks, and the Franchisee hereby authorizes Elephant & Castle to direct the telephone company and all listing agencies to transfer the Franchisee's telephone numbers and directory listings to Elephant & Castle or to an assignee of Elephant & Castle, if this Agreement expires or is terminated or if Elephant & Castle acquires the Franchisee's Elephant & Castle-Registered Trademark- Restaurant. The telephone company and all listing agencies may accept this Agreement as evidence of the exclusive rights of Elephant & Castle to such telephone numbers and directory listings and this Agreement will constitute the authority from the Franchisee for the telephone company and listing agency to transfer all such telephone numbers and directory listings to Elephant & Castle. This Agreement will constitute a release of the telephone company and listing agencies by the Franchisee from any and all claims, actions and damages that the Franchisee may at any time have the right to allege against them in connection with this Article.

         CONTINUATION OF OBLIGATIONS.

The indemnities and covenants contained in this Agreement will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

FRANCHISEE'S COVENANTS NOT TO COMPETE

         CONSIDERATION.

The Franchisee, the Owners and the Personal Guarantors acknowledge that the Franchisee, its officers, executives and employees will receive specialized training, marketing and advertising plans, business strategies, confidential recipe, cooking, and food preparation information, and trade secrets from Elephant & Castle pertaining to the Restaurant System and the operation of the Elephant & Castle-Registered Trademark- Restaurant. In consideration for this information, the Franchisee, the Owners and the Personal Guarantors will comply in all respects with the provisions of this Article. Elephant & Castle has advised the Franchisee that this provision is a material provision of this Agreement, and that Elephant & Castle will not sell an Elephant & Castle-Registered Trademark- Restaurant Franchise to any person or entity that owns or intends to own, operate or be involved in any business that competes directly or indirectly with an Elephant & Castle-Registered Trademark- Restaurant; provided however, that Elephant & Castle may, under certain circumstances, exclude from the coverage of Article 21.2 and Article
21.3 existing operational restaurant(s) owned and operated by the Franchisee as of the date of this Agreement, and the Franchisee may, with the written consent of Elephant & Castle, continue to own and operate such restaurants during the term of this Agreement and thereafter.

         IN-TERM COVENANT NOT TO COMPETE.

The Franchisee, the Owners and the Personal Guarantors will not, during the term of this Agreement, on their own account or as an employee, agent, consultant, affiliate, licensee, partner, officer, director, or shareholder of any other person, firm, entity, partnership or corporation, own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in, or assist any person or entity


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engaged in any Anglo/British style pub restaurant concept that is in any way similar to or competitive with an Elephant & Castle-Registered Trademark-Restaurant, except with the prior written consent of Elephant & Castle.

         POST-TERM COVENANT NOT TO COMPETE.

The Franchisee, the Owners and the Personal Guarantors will not, for a period of twelve (12) months after the termination or expiration of this Agreement on their own account or as an employee, principal, agent, independent contractor, consultant, affiliate, licensee, partner, officer, director or shareholder of any other person, firm, entity, partnership or corporation, own, operate, lease, franchise, conduct, engage in, be connected with, have any interest in or assist any person or entity engaged in any Anglo/British style pub restaurant concept that is in any way similar to or competitive with an Elephant & Castle-Registered Trademark-Restaurant and which is located within ten (10) miles of the Franchised Location or any other Elephant & Castle-Registered Trademark- Restaurant, or within any exclusive area granted by Elephant & Castle or any affiliate of Elephant & Castle pursuant to a Development Agreement or other territorial agreement. The Franchisee, the Owners and the Personal Guarantors expressly agree that the time and geographical limitations set forth in this provision are reasonable and necessary to protect Elephant & Castle and its franchisees if this Agreement expires or is terminated by either party for any reason, and that this covenant not to compete is necessary to permit Elephant & Castle the opportunity to resell and/or develop a new Elephant & Castle-Registered Trademark- Restaurant at or in the area near the Franchised Location.

         INJUNCTIVE RELIEF.

The Franchisee, the Owners and the Personal Guarantors agree that the provisions of this Article are necessary to protect the legitimate business interest of Elephant & Castle and its franchisees including, without limitation, preventing the unauthorized dissemination of marketing, promotional and other confidential information to competitors of Elephant & Castle and its franchisees, protecting recipes, cooking and food preparation techniques and other trade secrets, protecting the integrity of the franchise system of Elephant & Castle, preventing duplication of the Restaurant System by unauthorized third parties, and preventing damage to and/or loss of goodwill associated with the Marks. The Franchisee, the Owners and the Personal Guarantors also agree that damages alone cannot adequately compensate Elephant & Castle if there is a violation of this Article by the Franchisee, the Owners or the Personal Guarantors, and that injunctive relief against the Franchisee is essential for the protection of Elephant & Castle and its franchisees. The Franchisee, the Owners and the Personal Guarantors agree, therefore, that if Elephant & Castle alleges that the Franchisee, the Owners or the Personal Guarantors have breached or violated this Article, then Elephant & Castle will have the right to petition a court of competent jurisdiction for injunctive relief against the Franchisee, the Owners and the Personal Guarantors, in addition to all other remedies that may be available to Elephant & Castle. Elephant & Castle will not be required to post a bond or other security for any injunctive proceeding. If Elephant & Castle is granted ex parte injunctive relief against the Franchisee, the Owners or the Personal Guarantors, then the Franchisee, the Owners or the Personal Guarantors will have the right to petition the court for a hearing on the merits at the earliest time convenient to the court.

         SEVERABILITY.

It is the desire and intent of the parties to this Agreement, including the Owners and the Personal Guarantors, that the provisions of this Article be enforced to the fullest extent permissible under the laws and public policy applied in each jurisdiction in which enforcement is sought. Accordingly, if any part of this Article is adjudicated to be invalid or unenforceable, then this Article will be deemed to modify or delete that portion thus adjudicated to be invalid or unenforceable, such modification or deletion to apply only with respect to the operation of this Article in the particular jurisdiction in which the adjudication is made. Further, to the extent any provision of this Article is deemed unenforceable by virtue of its scope or limitation, the parties to this Agreement, including the Owners and the Personal Guarantors, agree that the scope and limitation provisions will nevertheless, be enforceable


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to the fullest extent permissible under the laws and public policies applied in such jurisdiction where enforcement is sought.


INDEPENDENT CONTRACTORS; INDEMNIFICATION

         INDEPENDENT CONTRACTORS.

Elephant & Castle and the Franchisee are each independent contractors and, as a consequence, there is no employer-employee or principal-agent relationship between Elephant & Castle and the Franchisee. The Franchisee will not have the right to and will not make any agreements, representations or warranties in the name of or on behalf of Elephant & Castle or represent that their relationship is other than that of franchisor and franchisee. Neither Elephant & Castle nor the Franchisee will be obligated by or have any liability to the other under any agreements or representations made by the other to any third parties.

         INDEMNIFICATION.

Elephant & Castle will not be obligated to any person or entity for any damages arising out of, from, in connection with, or as a result of the Franchisee's negligence, the Franchisee's wrongdoing or the operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant. Therefore, the Franchisee will indemnify and hold Elephant & Castle harmless against, and will reimburse Elephant & Castle for, all damages for which Elephant & Castle is held liable and for all costs incurred by Elephant & Castle in the defense of any claim or action brought against Elephant & Castle arising from, in connection with, arising out of, or as a result of the Franchisee's negligence, the Franchisee's wrongdoing or the operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant including, without limitation, attorneys' fees, investigation expenses, court costs, deposition expenses, and travel and living expenses. The Franchisee will indemnify Elephant & Castle, without limitation, for all claims and damages arising from, out of, in connection with, or as a result of: (a) any personal injury, property damage, commercial loss or environmental contamination resulting from any act or omission of the Franchisee or its employees, agents or representatives; (b) any failure on the part of the Franchisee to comply with any requirement of any laws or any governmental authority; (c) any failure of the Franchisee to pay any of its obligations to any person or entity; (d) any failure of the Franchisee to comply with any requirement or condition of this Agreement or any other agreement with Elephant & Castle; (e) any misfeasance or malfeasance by the Franchisee; and (f) any tort. Elephant & Castle will have the right to defend any claim made against it arising from, as a result of, in connection with or out of the Franchisee's negligence or the operation of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant.

         PAYMENT OF COSTS AND EXPENSES.

The Franchisee will indemnify Elephant & Castle for all costs and expenses incurred by Elephant & Castle in enforcing any term, condition or provision of this Agreement or in enjoining any violation of this Agreement by the Franchisee including, without limitation, attorneys' fees, expert witness fees, costs of investigation, court costs, litigation expenses, arbitration fees, costs and expenses, and travel and living expenses.



         CONTINUATION OF OBLIGATIONS.

The indemnification and other obligations contained herein will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.


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ARBITRATION

         MEDIATION.

Elephant & Castle and the Franchisee acknowledge that resolving disputes prior to commencing arbitration hearings or court proceedings is in the best interests of both parties. Therefore, the Franchisee and Elephant & Castle will, when practical, attempt to resolve disputes by non-binding mediation. The parties agree that they will act in good faith to settle any dispute between them; however, either party will have the right to decline to mediate the dispute.

         DISPUTES SUBJECT TO ARBITRATION.

Except as expressly provided to the contrary in Article 23.7 of this Agreement, all disputes and controversies, including allegations of fraud, misrepresentation and violation of any state or federal laws or regulations, arising under, as a result of, or in connection with this Agreement, the Franchised Location, the Franchisee's Restaurant business or the Personal Guaranty attached to this Agreement are subject to and will be resolved exclusively by arbitration conducted in accordance with the Commercial Rules and Regulations of the American Arbitration Association.

         NOTICE OF DISPUTE.

The party alleging the dispute must provide the other party with written notice setting forth the alleged dispute in detail. The party who receives written notice alleging the dispute will have thirty (30) days after receipt of the written notice to resolve the dispute specified in the written notice. If the written notice alleges that the Franchisee is delinquent in the payment of any fees or other payments payable to Elephant & Castle, the Franchisee will have ten (10) days to make full payment (including interest and administrative fees as provided for herein) to Elephant & Castle.

         DEMAND FOR ARBITRATION.

If the dispute alleged by either party has not been corrected, settled or compromised within the time period provided for in this Agreement, then either party may demand arbitration by giving the other party written notice. Within ten (10) days after a written demand for arbitration has been delivered by the party demanding arbitration, either party will have the right to request the office of the American Arbitration Association in Minneapolis, Minnesota to initiate the procedures necessary to appoint an arbitrator. Either party will have the right to demand that the arbitration hearings be conducted by three (3) arbitrators. The arbitrator(s) will be appointed as provided herein within sixty
(60) days after a written demand for arbitration has been made in accordance with the Rules and Regulation of the American Arbitration Association.

         VENUE AND JURISDICTION.

All arbitration hearings will take place exclusively in Hennepin County, Minnesota or at the general offices of Elephant & Castle, and will be held no earlier than ninety (90) days after the arbitrator(s) has (have) been selected. Elephant & Castle and the Franchisee, its officers and directors, and the Owners and Personal Guarantors do hereby agree and submit to personal jurisdiction in the State of Minnesota in connection with any arbitration hearings hereunder and any suits brought to enforce the decision of the arbitrator(s), and do hereby waive any rights to contest venue and jurisdiction in the State of Minnesota and any claims that venue and jurisdiction are invalid.

         POWERS OF ARBITRATOR(S).

The authority of the arbitrator(s) will be limited to making a finding, judgment, decision and award relating to the interpretation of or adherence to the written provisions of this Agreement. The Federal Rules of Evidence (the "Rules") will apply to all arbitration hearings and the introduction of all evidence, testimony, records, affidavits, documents and memoranda in any arbitration hearing must comply in


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all respects with the Rules and legal precedents interpreting the Rules. Both parties will have the absolute right to cross-examine any person who has testified against them or in favor of the other party. The arbitrator(s) will have no authority to add to, delete or modify in any manner the terms and provisions of this Agreement. All findings, judgments, decisions and awards of the arbitrator(s) will be limited to the dispute set forth in the written demand for arbitration, and the arbitrator(s) will have no authority to decide any other issues. The arbitrator(s) will not have the right or authority to award punitive damages to either Elephant & Castle or the Franchisee or their officers, directors, shareholders, Owners and Personal Guarantors, and Elephant & Castle and the Franchisee and their officers, directors, shareholders or Owners, and the Personal Guarantors expressly waive their rights to plead or seek punitive damages. All findings, judgments, decisions and awards by the arbitrator(s) will be in writing, will be made within sixty (60) days after the arbitration hearings have been completed, and will be final and binding on Elephant & Castle and the Franchisee, except as provided for in Article 23.9. The written decision of the arbitrator(s) will be deemed to be an order, judgment and decree and may be entered as such in any court of competent jurisdiction by either party thirty (30) days thereafter, unless any party elects to pursue its rights under Article 23.9.

         DISPUTES NOT SUBJECT TO ARBITRATION.

The following disputes between Elephant & Castle and the Franchisee will not be subject to arbitration: (a) any disputes arising between Elephant & Castle and the Franchisee which are set forth in Article 24.1; (b) any dispute involving the Marks or which arise under or as a result of Article 15 of this Agreement;
(c) any dispute involving immediate termination of this Agreement by Elephant & Castle pursuant to Article 18.5 and Article 18.6 of this Agreement; and (d) any dispute involving enforcement of the covenants not to compete contained in
Article 21 of this Agreement.

         NO COLLATERAL ESTOPPEL OR CLASS ACTIONS.

Except as provided by Article 23.9, all arbitration findings, conclusions, orders and awards made by the arbitrator(s) will be final and binding on Elephant & Castle and the Franchisee; however, such arbitration findings, conclusions, orders and awards may not be used: (a) to collaterally estop either the Franchisee or Elephant & Castle from raising any like or similar issue or defense in any subsequent arbitration, litigation, court hearing or other proceeding involving third parties, including other franchisees; or (b) by any third party or other franchisee to establish any fact, action, finding, violation or otherwise used by any third party or other franchisee as evidence, in any arbitration, litigation, court hearing or other proceeding involving Elephant & Castle or the Franchisee. In any arbitration between them, neither Elephant & Castle nor the Franchisee may introduce as evidence, or otherwise use to establish any fact, action, finding or violation, any findings, conclusions, orders or awards resulting from any prior arbitration, litigation, court hearing or other proceeding involving the Franchisee and a third party, or Elephant & Castle and a third party or other franchisees. No party except Elephant & Castle, the Franchisee, and their officers, directors, shareholders or Owners and the Personal Guarantors will have the right to join in any arbitration proceeding arising under this Agreement, and therefore, the arbitrator(s) will not be authorized to permit class actions or to permit any other party to be involved in any arbitration proceeding brought by either party under this Agreement.

         DE NOVO HEARING ON MERITS.

If the arbitrator(s) awards either Elephant & Castle or the Franchisee damages (including actual damages, costs and attorneys' fees) in excess of one hundred thousand dollars ($100,000) in any arbitration proceeding commenced pursuant to this Agreement, then the party who has been held liable by the arbitrator(s) will have the right to a de novo hearing on the merits by commencing an action in a court of competent jurisdiction in accordance with the provisions of this Agreement. If the party held liable by the arbitrator(s) commences a court action as provided for herein, then neither party will have the right to introduce the arbitrator's(s') decision or findings in any such court action and the arbitrator's(s') decision and findings will be of no force and effect and will not be final or binding on


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

either Elephant & Castle or the Franchisee. If the party who has been held liable by the arbitrator(s) for over one hundred thousand dollars ($100,000) in damages fails to commence a court action within thirty (30) days after receiving the arbitrator's(s') written award, then the arbitrator's(s') findings, judgments, decisions and awards will be final and binding on Elephant & Castle, the Franchisee and all other parties and may be entered as an order decree and judgment in any court of competent jurisdiction by any party.

         CONFIDENTIALITY.

All evidence, testimony, records, documents, findings, decisions, judgments and awards pertaining to any arbitration hearing between Elephant & Castle and the Franchisee will be secret and confidential in all respects. Elephant & Castle and the Franchisee will not disclose the decision or award of the arbitrator(s) and will not disclose any evidence, testimony, records, documents, findings, orders, or other matters from the arbitration hearing to any person or entity except as required by law. Nothing herein will prevent either party from disclosing or using any information presented in any arbitration proceeding in any subsequent court hearing brought pursuant to Article 23.9.

         PERFORMANCE DURING ARBITRATION OF DISPUTES.

Elephant & Castle and the Franchisee will fully comply with all of the terms and conditions of this Agreement and will fully perform their respective obligations under this Agreement during the entire time of the arbitration process.


ENFORCEMENT

         INJUNCTIVE RELIEF.

Elephant & Castle will have the right to petition a court of competent jurisdiction for the entry of temporary and permanent injunctions and orders of specific performance enforcing the provisions of this Agreement for any action relating to: (a) the Franchisee's improper use of the Marks or the Restaurant System; (b) the obligations of the Franchisee upon termination or expiration of this Agreement; (c) the sale, transfer or assignment of this Agreement, the Franchisee's Restaurant or the Ownership Interests of the Franchisee; (d) the Franchisee's violation of the provisions of this Agreement relating to confidentiality and the covenants not to compete; and
(e) any act or omission by the Franchisee or the Franchisee's employees that
(1) constitutes a violation of any applicable law, ordinance or regulation,
(2) is dishonest or misleading to the guests or customers of the Franchisee's Restaurant or other Elephant & Castle-Registered Trademark- Restaurants, (3) constitutes a danger to the employees, public, guests, or customers of the Franchisee's Restaurant, or (4) may impair the goodwill associated with the Marks or the Restaurant System.

         SEVERABILITY.

All provisions of this Agreement are severable and this Agreement will be interpreted and enforced as if all completely invalid or unenforceable provisions were not contained herein and partially valid and enforceable provisions will be enforced to the extent valid and enforceable. If any applicable law or rule of any jurisdiction requires a greater prior notice of the termination of this Agreement than is required hereunder or the taking of some other action not required hereunder, or if under any applicable law or rule of any jurisdiction, any provision of this Agreement or any specification, standard or operating procedure prescribed by Elephant & Castle is invalid or unenforceable under applicable law, then the prior notice or other action required by such law or rule will be substituted for the notice requirements hereof, or such invalid or unenforceable provision, specification, standard or operating procedure will be modified to the extent required to be valid and enforceable. Such modifications to this Agreement will be effective only in such jurisdiction.


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         WAIVER.

Elephant & Castle and the Franchisee may, by written instrument signed by Elephant & Castle and the Franchisee, waive any obligation of or restriction upon the other under this Agreement. Acceptance by Elephant & Castle of any payment by the Franchisee and the failure, refusal or neglect of Elephant & Castle to exercise any right under this Agreement or to insist upon full compliance by the Franchisee of its obligations hereunder including, without limitation, any mandatory specification, standard or operating procedure, will not constitute a waiver by Elephant & Castle of any provision of this Agreement. Elephant & Castle will have the right to waive obligations or restrictions for other franchisees under their franchise agreements without waiving those obligations or restrictions for the Franchisee and, except to the extent provided by law, Elephant & Castle will have the right to negotiate terms and conditions, grant concessions and waive obligations for other franchisees of Elephant & Castle without granting those same rights to the Franchisee and without incurring any liability to the Franchisee whatsoever.

         PAYMENTS TO ELEPHANT & CASTLE.

The Franchisee will not, on grounds of the alleged nonperformance by Elephant & Castle of any of its obligations under this Agreement, any other contract between Elephant & Castle and the Franchisee, or for any other reason, withhold payment of any Continuing Fees or any other fees or payments due Elephant & Castle pursuant to this Agreement or pursuant to any other contract, agreement or obligation to Elephant & Castle. The Franchisee will not have the right to "offset" or withhold any liquidated or unliquidated amounts, damages or other funds allegedly due to the Franchisee by Elephant & Castle against any Continuing Fees or any other fees or payments due to Elephant & Castle under this Agreement.

         EFFECT OF WRONGFUL TERMINATION.

If either Elephant & Castle or the Franchisee takes any action to terminate this Agreement or the Franchisee takes any action to convert its Elephant & Castle-Registered Trademark-Restaurant to another business, and such actions were taken without first complying with the terms and conditions of Article 18 or Article 19 of this Agreement, as applicable, then such actions will not relieve either party of, or release either party from, any of its obligations under this Agreement, and the terms and conditions of this Agreement will remain in full force and effect and the parties will be obligated to fully perform all terms and conditions until such time as this Agreement expires or is terminated in accordance with the provisions of this Agreement and applicable law, as determined by arbitration or a court of competent jurisdiction.

         CUMULATIVE RIGHTS.

The rights of Elephant & Castle hereunder are cumulative and no exercise or enforcement by Elephant & Castle of any right or remedy hereunder will preclude the exercise or enforcement by Elephant & Castle of any other right or remedy hereunder or which Elephant & Castle is entitled by law to enforce.

         BINDING AGREEMENT.

This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns and successors in interest.

         JOINT AND SEVERAL LIABILITY.

If the Franchisee consists of more than one person, their liability under this Agreement will be deemed to be joint and several.

         NO ORAL MODIFICATION.

No modification, change, addition, rescission, release, amendment or waiver of this Agreement and no approval, consent or authorization required by any provision of this Agreement may be made by any person except by a written agreement signed by a duly authorized officer or partner of the Franchisee and the President or a Vice President of Elephant & Castle.


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         ENTIRE AGREEMENT.

This Agreement supersedes and terminates all prior agreements, either oral or in writing, between the parties involving the franchise relationship and therefore, representations, inducements, promises or agreements alleged by either Elephant & Castle or the Franchisee that are not contained in this Agreement will not be enforceable. The Recitals are part of this Agreement, which constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between Elephant & Castle and the Franchisee relating to the subject matter of this Agreement. This Agreement will not supersede any written agreements or contracts that are signed concurrently with this Agreement.

         HEADINGS; TERMS.

The headings of the Articles are for convenience only and do not in any way define, limit or construe the contents of such Articles. The term "Franchisee" as used herein is applicable to one or more individuals, a corporation, a limited liability company, a partnership or a limited partnership, as the case may be, and the singular usage includes the plural, the masculine usage includes the neuter and the feminine, and the neuter usage includes the masculine and the feminine. References to "Franchisee," "assignee" and "transferee" which are applicable to an individual or individuals will mean the Owner or Owners of the equity or operating control of the Franchisee or any such assignee or transferee if the Franchisee or such assignee or transferee is a corporation, a limited liability company, a partnership, or a limited partnership.

         VENUE AND JURISDICTION.

All litigation, court proceedings, arbitration proceedings, mediation proceedings, lawsuits, court hearings and other hearings initiated by the Franchisee or Elephant & Castle must and will be venued exclusively in Hennepin County, Minnesota. The Franchisee, each of its officers and directors, and the Owners and Personal Guarantors do hereby agree and submit to personal jurisdiction in the State of Minnesota for the purposes of any suit, proceeding or hearing brought to enforce or construe the terms of this Agreement or to resolve any dispute or controversy arising under, as a result of, or in connection with this Agreement, the Franchised Location or the Franchisee's Elephant & Castle-Registered Trademark- Restaurant, and do hereby agree and stipulate that any such suits, proceedings and hearings will be exclusively venued and held in Hennepin County, Minnesota. The Franchisee, each of its officers and directors, and the Owners and Personal Guarantors waive any rights to contest such venue and jurisdiction and any claims that such venue and jurisdiction are invalid.

         FEDERAL ARBITRATION ACT.

Any issue regarding arbitration will be governed by the Federal Arbitration Act and the federal common law of arbitration.

         CONTRACTUAL STATUTE OF LIMITATIONS.

Any and all claims and actions arising out of or relating to this Agreement, the relationship of the Franchisee and Elephant & Castle, or the Franchisee's operation of the Restaurant brought by either party against the other, whether in arbitration or any other proceeding, will be commenced within one (1) year from the occurrence of the facts giving rise to such claim or action, or such claim or action will be barred.

NOTICES

All notices to Elephant & Castle will be in writing and will be made by personal service upon an officer or director of Elephant & Castle or sent by prepaid registered or certified mail addressed to Mr. Martin O'Dowd, President and Chief Executive Officer of Elephant & Castle International, Inc., 7657 Anagram


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FRANCHISE AGREEMENT                    F-113                          426304 9

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Drive, Eden Prairie, Minnesota 55344 or such other address as Elephant &
Castle may subsequently designate in writing, with a copy to G. Thomas MacIntosh, II, Attorney at Law, Mackall, Crounse & Moore, PLC, 1400 AT&T Tower, 901 Marquette Avenue, Minneapolis, Minnesota 55402-2859. All notices to the Franchisee will be made by personal service upon the Franchisee (or, if applicable, upon an officer or director of the Franchisee) or sent by prepaid registered or certified mail addressed to the Franchisee at the Franchised Location, or such other address as the Franchisee may subsequently designate in writing. For the purposes of this Agreement, personal service will include service by a recognized overnight delivery service (such as Federal Express, Airborne Express or UPS) which requires a written receipt of delivery from the addressee.


DISCLAIMER; ACKNOWLEDGMENTS

         DISCLAIMER.

Elephant & Castle does not warrant or guarantee to the Franchisee that the Franchisee will derive income or profit from the Elephant & Castle-Registered Trademark-Restaurant, or that Elephant & Castle will refund all or part of the Initial Fee or the price paid for the Franchisee's Restaurant or repurchase any of the supplies, products, technology or equipment supplied or sold by Elephant & Castle or by an approved or designated supplier if the Franchisee is in any way unsatisfied with its Restaurant. Elephant & Castle expressly disclaims the making of any express or implied representations or warranties regarding the sales, earnings, income, profits, Gross Sales, business or financial success, or value of the Franchisee's Restaurant except as contained in the Elephant & Castle Uniform Franchise Offering Circular received by the Franchisee.

         ACKNOWLEDGMENTS BY FRANCHISEE.

The Franchisee acknowledges that it has conducted an independent investigation of the Elephant & Castle-Registered Trademark- Restaurant and recognizes that the business venture contemplated by this Agreement involves business and economic risks. The Franchisee acknowledges that the financial, business and economic success of the Franchisee's Elephant & Castle-Registered Trademark- Restaurant will be primarily dependent upon the personal efforts of the Franchisee, its management and its employees, and on economic conditions in the area where the Franchised Location is located and economic conditions in general. The Franchisee acknowledges that it has not received any estimates, projections, representations, warranties or guaranties, expressed or implied, regarding potential sales, Gross Sales, income, profits, earnings, expenses, financial or business success, value of the Restaurant, or other economic matters pertaining to the Franchisee's Restaurant from Elephant & Castle or any of its agents that were not expressly set forth in the Elephant & Castle Uniform Franchise Offering Circular received by the Franchisee from Elephant & Castle (hereinafter referred to in this provision as "Representations"). The Franchisee further acknowledges that if it had received any such Representations, it would not have executed this Agreement, and that it would have promptly notified the President of Elephant & Castle in writing of the person or persons making such Representations, and provided to Elephant & Castle a specific written statement detailing the Representations made.

         OTHER FRANCHISEES.

The Franchisee acknowledges that other franchisees of Elephant & Castle have or will be granted franchises at different times, different locations, under different economic conditions and in different situations, and further acknowledges that the economics and terms and conditions of such other franchises may vary substantially in form and in substance from those contained in this Agreement.

         RECEIPT OF AGREEMENT AND UNIFORM FRANCHISE OFFERING CIRCULAR.

The Franchisee acknowledges that it received a copy of this Agreement with all material blanks fully completed at least five (5) business days prior to the date that this Agreement was executed by the Franchisee. The Franchisee further acknowledges that it received a copy of the Elephant & Castle


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Uniform Franchise Offering Circular at least ten (10) business days prior to the date on which this Agreement was executed.

                  ALAMO GRILL-TM- RESTAURANTS.

The Franchisee agrees and acknowledges that the Alamo Grill-TM- restaurants which are or will be operated or franchised by Elephant & Castle ("Alamo Grill-TM- Restaurants") are restaurants that address different markets and thus are not competitive with Elephant & Castle-Registered Trademark-Restaurants. Further, the Franchisee acknowledges and agrees that, except as restricted by the terms of the Franchise Agreements with its Alamo Grill franchisees, Elephant & Castle will have the absolute right to develop, own, manage, license and franchise Alamo Grill-TM- Restaurants at any location in the world, and the Franchisee hereby waives any and all rights that it may have or allege against Elephant & Castle or any affiliate of Elephant & Castle resulting from the operation of any Alamo Grill-TM- Restaurant, including those Alamo Grill-TM- Restaurants that may be in, near or adjacent to the Franchisee's Exclusive Area or the Franchisee's Elephant & Castle-Registered Trademark- Restaurant.

FRANCHISEE'S LEGAL COUNSEL

The Franchisee acknowledges that this Agreement constitutes a legal document which grants certain rights to and imposes certain obligations upon the Franchisee. The Franchisee has been advised by Elephant & Castle to retain an attorney or advisor prior to the execution of this Agreement to review the Elephant & Castle Uniform Franchise Offering Circular, to review this Agreement in detail, to review all legal documents, to review the economics, operations and other business aspects of the Elephant & Castle-Registered Trademark- Restaurant, to determine compliance with franchising and other applicable laws, and to advise the Franchisee on economic risks, liabilities, obligations and rights under this Agreement and to advise the Franchisee on tax issues, financing matters, applicable state and federal laws, liquor laws, health and safety laws, environmental laws, employee issues, insurance, structure of the Restaurant business, and other business matters. The name of the Franchisee's attorney or other advisor is:

         Attorney's Name:____________________________________________________

         Name of Firm:_______________________________________________________

         Address:____________________________________________________________

         City, State, Zip Code:_______________________

         Telephone Number: (    )_____________________

         Fax Number: (    )___________________________



GOVERNING LAW; STATE MODIFICATIONS

         GOVERNING LAW; SEVERABILITY.

Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. Sections 1051, et seq.), this Agreement and the relationship between Elephant & Castle and the Franchisee will be governed by the laws of the state in which the Franchised Location is located. The provisions of this Agreement which conflict with or are inconsistent with applicable governing law will be superseded and/or modified by such applicable law only to the extent such provisions are inconsistent. All other provisions of this Agreement will be enforceable as originally made and entered into upon the execution of this Agreement by the Franchisee and Elephant & Castle.


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         APPLICABLE STATE LAWS.

If applicable, the following states have statutes which may supersede the provisions of this Agreement in the Franchisee's relationship with Elephant & Castle in the areas of termination and renewal of the Franchise: ARKANSAS [Stat. Section 70-807], CALIFORNIA [Bus. & Prof. Code Sections 20000-20043], CONNECTICUT [Gen. Stat. Section 42-133e, ET SEQ.], DELAWARE
[Code Section 2552], HAWAII [Rev. Stat. Section 482E-1], ILLINOIS
[815 ILCS 705/19-20], INDIANA [Stat. Section 23-2-2.7], MICHIGAN
[Stat. Section 19.854(27)], MINNESOTA [Stat. Section 80C.14], MISSISSIPPI [Code Section 75-24-51], MISSOURI [Stat. Section 407.400], NEBRASKA
[Rev. Stat. Section 87-401], NEW JERSEY [Stat. Section 56:10-1], SOUTH DAKOTA [Codified Laws Section 37-5A-51], VIRGINIA [Code 13.1-557-574-13.1-564],
WASHINGTON [Code Section 19.100.180], and WISCONSIN [Stat. Section 135.03]. These and other states may have court decisions which may supersede the provisions of this Agreement in the Franchisee's relationship with Elephant & Castle in the areas of termination and renewal of the Franchise.

         STATE LAW MODIFICATIONS.

If the Franchisee's Elephant & Castle-Registered Trademark- Restaurant is located in any one of the states indicated below in this Article, or if the laws of any such state are otherwise applicable, then the designated provisions of this Agreement will be amended and revised as follows:

         (a) CALIFORNIA. If this Agreement is governed by the laws of the State of California, then: (1) the covenant not to compete upon termination or expiration of this Agreement contained in Article 21.3 may be unenforceable, except in certain circumstances provided by law; and (2) provisions of this Agreement giving Elephant & Castle the right to terminate in the event of the Franchisee's bankruptcy may not be enforceable under federal bankruptcy laws (11 U.S.C. Sec. 101, ET SEQ.).

        (b) ILLINOIS. If this Agreement is governed by the laws of the State of Illinois, then: (1) the designation of jurisdiction and venue in Hennepin County, Minnesota contained in Article 23.5 and Article 24.12 of this Agreement will be inapplicable; provided, however, that such inapplicability will not be construed to mean that such venue is improper, or that the Franchisee, its officers, directors, Owners and the Personal Guarantors are not subject to jurisdiction in the State of Minnesota, or in any other state; (2) Article 24.14 of this Agreement is hereby amended to provide that Section 27 of the Illinois Franchise Disclosure Act will be applicable to any action maintained by the Franchisee to enforce any liability created by the Act; and (3) any condition, stipulation or provision of this Agreement requiring the Franchisee to waive compliance with any provision of the Illinois Franchise Disclosure Act is void; therefore, any acknowledgments contained in Article 26.2 and Article 26.4 of this Agreement which waive compliance with the Illinois Franchise Disclosure Act will be deleted from this Agreement.

         (c) INDIANA. If this Agreement is governed by the laws of the State of Indiana, then: (1) Article 17.6(d) of this Agreement will be inapplicable; (2) the post-term covenant not to compete contained in
         Article 21.3 of this Agreement will be enforceable only within the Exclusive Area; (3) Article 21.4 and Article 24.1 of this Agreement will be amended to provide that a court of competent jurisdiction will determine whether Elephant & Castle will be entitled to injunctive relief in any injunctive proceeding commenced by Elephant & Castle against the Franchisee; (4) the designation of jurisdiction and venue in Hennepin County, Minnesota contained in Article 24.12 of this Agreement is inapplicable; provided, however, that such inapplicability will not be construed to mean that such venue is improper, or that the Franchisee, its officers, directors, Owners and the Personal Guarantors are not subject to jurisdiction in the State of Minnesota, or in any other state; (5) arbitration hearings will be conducted in Indianapolis, Indiana or at a mutually agreed upon location; (6) the Franchisee


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         does not, by signing this Agreement, waive its rights under
         Indiana law with respect to any representations made by Elephant & Castle prior to the date of this Agreement; (7) notwithstanding any provision of this Agreement to the contrary, the Franchisee will have up to two years to bring an action against Elephant & Castle for a violation of the Indiana Deceptive Franchise Practices Act, and up to three years from the date of discovery to bring an action against Elephant & Castle for a violation of the Indiana Franchise Disclosure Law; and (8) notwithstanding any provisions of this Agreement to the contrary, a court of competent jurisdiction will determine whether Elephant & Castle will be required to post a bond or other security, and the amount of such bond or other security, in any injunctive proceeding commenced by Elephant & Castle against the Franchisee.

         (d) MARYLAND. If this Agreement is governed by the laws of the State of Maryland, then: (1) Article 17.6(d) of this Agreement is hereby amended to provide that such release will not relieve Elephant & Castle from any liability imposed by the Maryland Franchise Registration and Disclosure Law; (2) with the exception of mediation or arbitration proceedings, the designation of jurisdiction and venue in Hennepin County, Minnesota contained in Article 23.5 and Article 24.12 will be inapplicable; provided, however, that such inapplicability in the State of Maryland will not be construed to mean that venue in Hennepin County, Minnesota is improper, or that the Franchisee, its officers, directors, Owners and Personal Guarantors are not subject to jurisdiction in Hennepin County, Minnesota, or in any other state; and
         (3) the acknowledgments made by the Franchisee contained in Article 26 of this Agreement will not be construed to act as a waiver of the Franchisee's rights under the Maryland Franchise Registration and Disclosure Law.

         (e) MINNESOTA. If this Agreement is governed by the laws of the State of Minnesota, then: (1) Article 3 of this Agreement will be amended to provide that, except in certain circumstances specified by law, Elephant & Castle must give the Franchisee at least one hundred eighty
         (180) days prior written notice of nonrenewal of the Franchise; (2)
         Article 18.2 will be amended to require that, except as set forth in
         Article 18.5 and 18.6, in the event Elephant & Castle gives the Franchisee written notice that the Franchisee has breached this Agreement, such written notice will be given to the Franchisee at least ninety (90) days prior to the date this Agreement is terminated by Elephant & Castle, and the Franchisee will have sixty (60) days after such written notice within which to correct the breach specified in the written notice; (3) notwithstanding any provisions of this Agreement to the contrary, a court of competent jurisdiction will determine whether Elephant & Castle will be required to post a bond or other security, and the amount of such bond or other security, in any injunctive proceeding commenced by Elephant & Castle against the Franchisee, the Owners or the Personal Guarantors; (4) Article 17.6(d) of this Agreement will be inapplicable; and (5) in accordance with Minn. Stat. Sec. 80C.17, Subd. 5, the Franchisee will have no more than three years after the cause of action accrues to commence an action pursuant to Minn. Stat. Sec. 80C.17.

         (f) NEW YORK. If this Agreement is governed by the laws of the State of New York, then: (1) Article 17.1 of this Agreement will be amended to provide that Elephant & Castle may not assign this Agreement unless, in its reasonable judgment, the assignee will be able to perform Elephant & Castle's obligations under this Agreement; (2) Article 22.1 of this Agreement will be amended to provide that the Franchisee will not be required to indemnify Elephant & Castle against claims arising out of Elephant & Castle's breach of contract, negligence or other civil wrong; however, such amendment of Article 22.1 will not affect in any way the Franchisee's obligation to obtain and maintain insurance coverage in accordance with Article 14; (3) any modifications to the Manual made by Elephant & Castle will not unreasonably increase the Franchisee's obligations under this Agreement and will not place an excessive economic


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         burden on the Franchisee's operations; and (4)
         Article 17.6(d) of this Agreement is hereby amended to provide that all rights arising in the Franchisee's favor from the provisions of Article 33 of the GBL of the State of New York and the regulations issued thereunder shall remain in force, it being the intent of this provision that the non-waiver provisions of Sections 687.4 and 687.5 of the GBL be satisfied.

         (g) NORTH DAKOTA. If this Agreement is governed by the laws of the State of North Dakota, then: (1) the covenant not to compete upon termination or expiration of this Agreement contained in Article 21.3 of this Agreement may be unenforceable, except in certain circumstances provided by law; (2) arbitration hearings will be conducted in Fargo, North Dakota or at a mutually agreed upon location; (3) Article 24.2 is amended to provide that the prevailing party will pay all attorneys' fees, costs and expenses incurred by the other party in enforcing any term, condition or provision of this Agreement or in enjoining any violation of this Agreement by the other party; and (4) the consent by the Franchisee to jurisdiction and venue in Hennepin County, Minnesota contained in Article 24.12 is inapplicable; provided, however, that such inapplicability in the State of North Dakota will not be construed to mean that venue in Hennepin County, Minnesota is improper, or that the Franchisee, its officers, directors, Owners and the Personal Guarantors are not subject to jurisdiction in the State of Minnesota, or in any other state.

         (h) RHODE ISLAND. If this Agreement is governed by the laws of the State of Rhode Island, then any provision of this Agreement which restricts jurisdiction or venue to a forum outside the State of Rhode Island is void with respect to a claim otherwise enforceable under the Rhode Island Franchise Investment Act.

         (i) SOUTH DAKOTA. If this Agreement is governed by the laws of the State of South Dakota, then: (1) Article 18 of this Agreement will be amended to provide that if the Franchisee breaches the provisions of this Agreement, including the failure to meet performance or quality standards or to pay any fees or other payments payable to Elephant & Castle pursuant to this Agreement, Elephant & Castle will provide the Franchisee with at least thirty (30) days written notice and an opportunity to cure prior to the termination of this Agreement by Elephant & Castle; (2) the covenant not to compete upon termination or expiration of this Agreement contained in Article 21.3 of this Agreement may be unenforceable, except in certain circumstances provided by law; (3) any provision of this Agreement which designates jurisdiction or venue outside of the State of South Dakota or requires the Franchisee to agree to jurisdiction or venue in a forum outside of the State of South Dakota is void with respect to any cause of action which is otherwise enforceable in the State of South Dakota; (4) pursuant to SDCL Sections 37-5A-86, any acknowledgment provision, disclaimer, integration clause or provision having a similar effect in this Agreement will not negate or act to remove from judicial review any statement, misrepresentation or action that violates Chapter 37-5A or a rule or order under Chapter 37-5A; (5) arbitration hearings will be conducted in Sioux Falls, South Dakota or at a mutually agreed upon location; and (6) provisions of this Agreement which require that actions be commenced within one year and that limit the parties' rights to recover punitive, exemplary, incidental, indirect, special or consequential damages may not be enforceable under South Dakota law.

         (j) WASHINGTON. If this Agreement is governed by the laws of the State of Washington, then: (1) in the event of a conflict of laws, the provisions of the Washington Franchise Investment Protection Act, Chapter 19.100 RCW, will prevail; (2) a release or waiver of rights executed by the Franchisee will not include rights under the Washington Franchise Investment Protection Act, except when executed pursuant to a negotiated settlement after this Agreement is in effect and where the parties are represented by independent counsel; (3) any


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

         provision of this Agreement which unreasonably restricts or limits the statute of limitations period for claims under the Washington Franchise Investment Protection Act, rights or remedies under the Washington Franchise Investment Protection Act, such as a right to a jury trial, may not be enforceable; and (4) transfer fees are collectible by Elephant & Castle to the extent that they reflect Elephant & Castle reasonable estimated or actual costs in effecting a transfer.

         SEVERABILITY.

The severability provisions of this Agreement will pertain to all of the applicable laws which conflict with or modify the provisions of this Agreement including, but not limited to, the provisions of this Agreement specifically addressed in Article 28.3 above.


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IN WITNESS WHEREOF, Elephant & Castle, the Franchisee and the Franchisee's
Owners have respectively signed this Agreement effective as of the day and year set forth on Page F-1 of this Agreement.


In the Presence of:                      ELEPHANT & CASTLE INTERNATIONAL, INC.


                                         By
-----------------------------------          --------------------------------
                                         Its
-----------------------------------          --------------------------------

In the Presence of:                      "FRANCHISEE"

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

-----------------------------------      ------------------------------------

The undersigned Owners of the Franchisee hereby agree to be bound by the terms and conditions of this Agreement.

In the Presence of:       OWNERS                          Percentage of
                                                            Ownership

------------------------  ----------------------------  ----------------- %

------------------------  ----------------------------  ----------------- %

------------------------  ----------------------------  ----------------- %

------------------------  ----------------------------  ----------------- %


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

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
                     PERSONALLY BY THE TERMS AND CONDITIONS
                           OF THE FRANCHISE AGREEMENT

In consideration of the execution of this Agreement by Elephant & Castle, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do individually, jointly and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions of this Agreement, including the covenants not to compete, to be paid, kept and performed by the Franchisee.

Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in this Agreement, including the covenants not to compete, and agree that this Personal Guaranty should be construed as though the undersigned and each of them executed an agreement containing the identical terms and conditions of this Agreement.

If any default should at any time be made therein by the Franchisee, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay to Elephant & Castle all Initial Fees, Continuing Fees and other fees due and payable to Elephant & Castle under the terms and conditions of this Agreement.

In addition, if the Franchisee fails to comply with any other terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of this Agreement for and on behalf of the Franchisee.

If the Franchisee is at any time in default on any obligation to pay monies to Elephant & Castle or any subsidiary or affiliate of Elephant & Castle, whether for Initial Fees, Continuing Fees, merchandise, products, supplies, furniture, fixtures, equipment or other products purchased by the Franchisee from Elephant & Castle or any subsidiary or affiliate of Elephant & Castle, or for any other indebtedness of the Franchisee to Elephant & Castle or any subsidiary or affiliate of Elephant & Castle, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay all such monies due and payable from the Franchisee to Elephant & Castle or any subsidiary or affiliate of Elephant & Castle upon default by the Franchisee.

The maximum individual liability that each Personal Guarantor will incur under this Personal Guaranty is two hundred fifty thousand dollars ($250,000).

It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this Personal Guaranty will inure to the benefit of the successors and assigns of Elephant & Castle.

Except as provided by applicable law, all litigation, actions or proceedings pertaining to this Personal Guaranty will be brought and venued in accordance with Article 24.12 of the Franchise Agreement.


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                F-121                            426304 9

                             PERSONAL GUARANTORS


-------------------------------------   -------------------------------------
Individually                            Individually

Percentage of Ownership Interest ___%   Percentage of Ownership Interest ___%

-------------------------------------   -------------------------------------
Address                                 Address

-------------------------------------   -------------------------------------
City           State         Zip Code   City           State         Zip Code

-------------------------------------   -------------------------------------
Telephone                               Telephone



-------------------------------------   -------------------------------------
Individually                            Individually

Percentage of Ownership Interest ___%   Percentage of Ownership Interest ___%

-------------------------------------   -------------------------------------
Address                                 Address

-------------------------------------   -------------------------------------
City           State         Zip Code   City           State         Zip Code

-------------------------------------   -------------------------------------
Telephone                               Telephone



-------------------------------------   -------------------------------------
Individually                            Individually

Percentage of Ownership Interest ___%   Percentage of Ownership Interest ___%

-------------------------------------   -------------------------------------
Address                                 Address

-------------------------------------   -------------------------------------
City           State         Zip Code   City           State         Zip Code

-------------------------------------   -------------------------------------
Telephone                               Telephone


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                F-122                            426304 9

                      ELEPHANT & CASTLE INTERNATIONAL, INC.
                               7657 Anagram Drive
                          Eden Prairie, Minnesota 55344
                                 (612) 294-1333
                               Fax: (612) 294-1342


                         ELEPHANT & CASTLE-R- RESTAURANT
                               FRANCHISE AGREEMENT



       FRANCHISEE                                 FRANCHISED LOCATION


-------------------------------------   -------------------------------------
               Name                                      Street

-------------------------------------   -------------------------------------
              Street                    City            State        Zip Code

-------------------------------------   -------------------------------------

                                        (        )
-------------------------------------   -------------------------------------
City         State           Zip Code   Area Code                   Telephone

(        )                              (        )
-------------------------------------   -------------------------------------
Area Code                   Telephone   Area Code                         Fax

(        )
-------------------------------------   -------------------------------------
Area Code                         Fax                E-Mail Address

                                        Franchised Restaurant No.
-------------------------------------                             -----------
           E-Mail Address


                    -------------------------------------
                         Date of Franchise Agreement


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                                                 426304 9

                      ELEPHANT & CASTLE INTERNATIONAL, INC.
                            FRANCHISE AGREEMENT INDEX

                                                                       Page

ARTICLE 1 DEFINITIONS....................................................74
         1.1 Designated Market Area......................................74
         1.2 Dollars.....................................................74
         1.3 Franchise...................................................74
         1.4 General Manager.............................................74
         1.5 Gross Sales.................................................74
         1.6 Marks.......................................................75
         1.7 Ownership Interest..........................................75
         1.8 Owner.......................................................75
         1.9 Restaurant System...........................................75
         1.10 Week.......................................................75

ARTICLE 2 GRANT OF FRANCHISE.............................................76
         2.1 Franchised Location.........................................76
         2.2 Exclusive Area..............................................76
         2.3 Undetermined Franchised Location............................76
         2.4 Lease or Purchase of Franchised Location....................76
         2.5 Relocation..................................................76
         2.6 Conditions..................................................77
         2.7 Personal License............................................77

ARTICLE 3 TERM OF AGREEMENT..............................................77
         3.1 Term........................................................77
         3.2 Term of Lease...............................................77
         3.3 Reacquisition Option........................................77
         3.4 Terms of Option.............................................78

ARTICLE 4 INITIAL FEE; APPROVAL OF FRANCHISEE............................78
         4.1 Initial Fee.................................................78
         4.2 Termination of Franchise....................................78
         4.3 Refund of Initial Fee.......................................79

ARTICLE 5 CONTINUING FEE.................................................79
         5.1 Amount of Continuing Fee; Date Payable......................79
         5.2 Interest on Unpaid Continuing Fees..........................79
         5.3 Reports.....................................................79
         5.4 Franchisee's Obligation to Pay..............................79
         5.5 Pre-Authorized Bank Debits..................................80

ARTICLE 6 LOCAL ADVERTISING..............................................80
         6.1 Local Advertising Expenditure...............................80
         6.2 Reports of Local Advertising Expenditures...................80
         6.3 Telephone Directory Listings................................80
         6.4 Grand Opening Advertising...................................81


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                    -i-                          426304 9

ARTICLE 7 FINANCIAL STATEMENTS...........................................81
         7.1 Monthly Reports and Financial Statements....................81
         7.2 Due Date; Verification of Monthly Reports and Financial
             Statements..................................................81
         7.3 Substantiation of Monthly Reports and Financial Statements..81
         7.4 Sales and Income Tax Returns................................82
         7.5 Audit Rights................................................82
         7.6 Payment of Audit Costs......................................82
         7.7 Refusal to Submit Records or Permit Audit...................82

ARTICLE 8 QUALITY CONTROL, UNIFORMITY AND STANDARDS......................82
         8.1 Quality and Service Standards...............................82
         8.2 Identification of Restaurant................................83
         8.3 Compliance with Standards...................................83
         8.4 Alterations to Restaurant...................................83
         8.5 Prohibited Sales............................................83
         8.6 Other Business..............................................83
         8.7 Franchisee's Name...........................................83
         8.8 Operation of Elephant & Castle-R-Restaurant.................84
         8.9 Business Hours..............................................84
         8.10 Personnel..................................................84
         8.11 Standards of Service.......................................84
         8.12 Alcoholic Beverages........................................84
         8.13 Vending Machines and Entertainment Devices.................84
         8.14 Gambling Machines; Tickets.................................84
         8.15 Standard Attire or Uniforms................................85
         8.16 Credit Cards...............................................85
         8.17 Gift Certificates and Coupons..............................85
         8.18 Music and Music Selection..................................85
         8.19 Approved Advertising.......................................85
         8.20 Compliance with Applicable Law.............................85
         8.21 Payment of Taxes...........................................85
         8.22 "Franchise" and Other Taxes................................86
         8.23 Payments to Creditors......................................86
         8.24 Security Interest in Franchise Agreement...................86
         8.25 Inspection Rights..........................................86
         8.26 Default Notices and Significant Correspondence.............86

ARTICLE 9 PRODUCTS AND SERVICES..........................................87
         9.1 Limitations on Products and Services........................87
         9.2 Limitation on Sales.........................................87
         9.3 Approved Suppliers and Distributors.........................87
         9.4 Designated Suppliers........................................88
         9.5 Use of Rebates from Suppliers...............................88
         9.6 Limitation on Branding, Development and Sale of Products....88
         9.7 Independent Shopping Services...............................88

ARTICLE 10 STANDARD OPERATIONS MANUAL....................................89
         10.1 Compliance with Manual.....................................89
         10.2 Revisions to Manual........................................89
         10.3 Confidentiality of Manual..................................89


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                   -ii-                          426304 9

         10.4 Confidentiality of Other Information.......................89

ARTICLE 11 BUSINESS PREMISES.............................................90
         11.1 Site Location..............................................90
         11.2 Site Location Criteria.....................................90
         11.3 Construction and Remodeling Costs..........................90
         11.4 Compliance with Specifications.............................90
         11.5 Inspection During Construction or Renovation...............91
         11.6 Maintenance................................................91
         11.7 Remodeling of Business Premises............................91

ARTICLE 12 SIGNS.........................................................91
         12.1 Approved Signs.............................................91
         12.2 Payment of Costs and Expenses..............................92
         12.3 Modifications; Inspection..................................92

ARTICLE 13 TELECOMMUNICATION AND COMPUTER EQUIPMENT......................92
         13.1 Telecommunication Equipment................................92
         13.2 Satellite and Cable Television.............................92
         13.3 Computer Hardware..........................................92
         13.4 Software...................................................93
         13.5 Access to Computer Data....................................93
         13.6 Internet Provider..........................................93
         13.7 E-Mail Address.............................................93

ARTICLE 14 INSURANCE.....................................................93
         14.1 General Liability Insurance................................93
         14.2 Liquor Liability Insurance.................................93
         14.3 Automobile Liability Insurance.............................94
         14.4 Property Insurance.........................................94
         14.5 Building Insurance.........................................94
         14.6 Umbrella Liability.........................................94
         14.7 Insurance Required by Law..................................94
         14.8 Insurance Companies; Evidence of Coverage..................94
         14.9 Defense of Claims..........................................94
         14.10 Rights of Elephant & Castle...............................94

ARTICLE 15 LICENSING OF MARKS AND RESTAURANT SYSTEM......................95
         15.1 Right to License Marks.....................................95
         15.2 Conditions to License of Marks.............................95
         15.3 Franchisee's Use of Marks..................................95
         15.4 Adverse Claims to Marks....................................95
         15.5 Defense or Enforcement of Rights to Marks..................96
         15.6 Tender of Defense..........................................96
         15.7 Franchisee's Right to Participate in Litigation............96

ARTICLE 16 TRAINING PROGRAM; OPENING ASSISTANCE..........................96
         16.1 Training...................................................96
         16.2 Changes in Personnel.......................................97
         16.3 Initial Training of New Personnel..........................97


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                   -iii-                         426304 9

         16.4 Payment of Salaries and Expenses............................97
         16.5 Opening Assistance..........................................98
         16.6 Advisory Assistance.........................................98
         16.7 Hiring and Training of Employees by Franchisee..............98

ARTICLE 17 ASSIGNMENT.....................................................98
         17.1 Assignment by Elephant & Castle.............................98
         17.2 Assignment by Franchisee to Owned or Controlled Entity......98
         17.3 Assignment by Individual Franchisee in Event of Death or
              Permanent Disability........................................99
         17.4 Sale of Ownership Interests to Public.......................99
         17.5 Elephant & Castle's Warrant................................100
         17.6 Assignment by Franchisee...................................100
         17.7 Acknowledgment of Restrictions.............................100
         17.8 Transfer Fee...............................................101
         17.9 Transfer to Competitor Prohibited..........................101

ARTICLE 18 TERMINATION RIGHTS OF ELEPHANT & CASTLE.......................101
         18.1 Conditions of Breach.......................................101
         18.2 Notice of Breach...........................................102
         18.3 Arbitration................................................102
         18.4 Notice of Termination......................................103
         18.5 Immediate Termination Rights of Elephant & Castle..........103
         18.6 Notice of Immediate Termination............................103
         18.7 Other Remedies.............................................103

ARTICLE 19 FRANCHISEE'S TERMINATION RIGHTS...............................104
         19.1 Conditions of Breach.......................................104
         19.2 Notice of Breach...........................................104
         19.3 Arbitration................................................104
         19.4 Waiver.....................................................104
         19.5 Injunctive Relief..........................................105

ARTICLE 20 FRANCHISEE'S OBLIGATIONS UPON TERMINATION.....................105
         20.1 Termination of Use of Marks; Other Obligations.............105
         20.2 Alteration of Franchised Location..........................105
         20.3 Cancellation of Telephone Directory Listings...............106
         20.4 Continuation of Obligations................................106

ARTICLE 21 FRANCHISEE'S COVENANTS NOT TO COMPETE.........................106
         21.1 Consideration..............................................106
         21.2 In-Term Covenant Not to Compete............................106
         21.3 Post-Term Covenant Not to Compete..........................107
         21.4 Injunctive Relief..........................................107
         21.5 Severability...............................................107

ARTICLE 22 INDEPENDENT CONTRACTORS; INDEMNIFICATION......................108
         22.1 Independent Contractors....................................108
         22.2 Indemnification............................................108
         22.3 Payment of Costs and Expenses..............................108
         22.4 Continuation of Obligations................................108


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                   -iv-                          426304 9

ARTICLE 23 ARBITRATION...................................................109
         23.1 Mediation..................................................109
         23.2 Disputes Subject to Arbitration............................109
         23.3 Notice of Dispute..........................................109
         23.4 Demand for Arbitration.....................................109
         23.5 Venue and Jurisdiction.....................................109
         23.6 Powers of Arbitrator(s)....................................109
         23.7 Disputes Not Subject to Arbitration........................110
         23.8 No Collateral Estoppel or Class Actions....................110
         23.9 De Novo Hearing on Merits..................................110
         23.10 Confidentiality...........................................110
         23.11 Performance During Arbitration of Disputes................110

ARTICLE 24 ENFORCEMENT...................................................111
         24.1 Injunctive Relief..........................................111
         24.2 Severability...............................................111
         24.3 Waiver.....................................................112
         24.4 Payments to Elephant & Castle..............................112
         24.5 Effect of Wrongful Termination.............................112
         24.6 Cumulative Rights..........................................112
         24.7 Binding Agreement..........................................112
         24.8 Joint and Several Liability................................112
         24.9 No Oral Modification.......................................112
         24.10 Entire Agreement..........................................113
         24.11 Headings; Terms...........................................113
         24.12 Venue and Jurisdiction....................................113
         24.13 Federal Arbitration Act...................................113
         24.14 Contractual Statute of Limitations........................113

ARTICLE 25 NOTICES.......................................................113

ARTICLE 26 DISCLAIMER; ACKNOWLEDGMENTS...................................114
         26.1 Disclaimer.................................................114
         26.2 Acknowledgments by Franchisee..............................114
         26.3 Other Franchisees..........................................114
         26.4 Receipt of Agreement and Uniform Franchise
              Offering Circular..........................................114
         26.5 Alamo Grill-TM-Restaurants.................................115

ARTICLE 27 FRANCHISEE'S LEGAL COUNSEL....................................115

ARTICLE 28 GOVERNING LAW; STATE MODIFICATIONS............................115
         28.1 Governing Law; Severability................................115
         28.2 Applicable State Laws......................................116
         28.3 State Law Modifications....................................116
         28.4 Severability...............................................119


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                   -v-                           426304 9

The following information will have to be completed by Elephant & Castle and the Franchisee prior to the time that this Agreement is signed by the parties:

Article  Page  Information Required                  Completed      Person Completing
                                                                    Information
N/A      F-1   Date of Agreement
                                                     ------------   ------------------
N/A      F-1   Name of Franchisee
                                                     ------------   ------------------
N/A      F-1   Business Structure of Franchisee
                                                     ------------   ------------------
2.1      F-4   Franchised Location
                                                     ------------   ------------------
27       F-44  Name, address and telephone number
               of Franchisee's attorney or advisor
                                                     ------------   ------------------
N/A      F-49  Signature of Elephant & Castle
                                                     ------------   ------------------
N/A      F-49  Signature(s) of Franchisee
                                                     ------------   ------------------
N/A      F-49  Signature(s) of Owners and
               percentage of Ownership Interest
               (if applicable)
                                                     ------------   ------------------
N/A      F-51  Signature(s) of Personal Guarantors
               and percentage of Ownership
               Interest (if applicable)
                                                     ------------   ------------------


ELEPHANT & CASTLE INTERNATIONAL, INC.                      15 GTM/RCA 032999
FRANCHISE AGREEMENT                   -vi-                          426304 9

ARTICLE 4
INITIAL FEE; APPROVAL OF FRANCHISEE

4.1      INITIAL FEE.

The Franchisee will pay Elephant & Castle a nonrefundable Initial Fee of thirty-five thousand dollars ($35,000), which will be payable in full on the date the Franchisee commences business. The Initial Fee payable by the Franchisee is payment, in part, to Elephant & Castle for the costs incurred by Elephant & Castle to operate its business, including costs for general sales and administrative expenses, travel, long distance telephone calls, training, opening costs, marketing costs, legal and accounting fees, compliance with franchising and other laws, and the initial services rendered to the Franchisee as described in this Agreement.

4.2      TERMINATION OF FRANCHISE.

Elephant & Castle will have the right to terminate this Agreement at any time within one hundred twenty (120) days after the date of this Agreement if: (a) any required or other financial, personal or other information provided by the Franchisee to Elephant & Castle is materially false, misleading, incomplete or inaccurate; (b) the Franchisee has not purchased or leased a site for the Franchised Location or has done so in a manner not in compliance with Article 2.4 and Article 11 of this Agreement; (c) the Franchisee fails to apply for and obtain a valid license for the service of food for its Elephant & Castle-R-Restaurant from the appropriate governmental agencies;
(d) the Franchisee fails to apply for and obtain a valid liquor license for its Elephant & Castle-R-Restaurant from the appropriate governmental authorities; or (e) the Franchisee (or its Operating Partner), the Franchisee's General Manager and the Franchisee's Chef fail to complete the Elephant & Castle training program described in Article 16.1 of this Agreement.

4.3      PAYMENT OF COSTS.

If this Agreement is terminated by Elephant & Castle pursuant to Article 4.2, then, within ten (10) days after termination, the Franchisee will pay Elephant & Castle fifty percent (50%) of the Initial Fee as payment for the administrative and out-of-pocket expenses incurred by Elephant & Castle including, but not limited to, executives' and employees' salaries, salespersons' commissions, attorneys' fees, accountants' fees, travel expenses, training costs, legal compliance, marketing costs and long distance telephone calls.

ARTICLE 5
CONTINUING FEE

5.1      AMOUNT OF CONTINUING FEE; DATE PAYABLE.

In addition to the Initial Fee payable by the Franchisee, the Franchisee will pay Elephant & Castle a weekly Continuing Fee equal to the greater of: (a) five percent (5%) of the Franchisee's weekly Gross Sales for the preceding week; or (b) one thousand two hundred and fifty dollars ($1,250). The weekly Continuing Fee will be paid to Elephant & Castle by the Franchisee by Wednesday of each week for the preceding week. The minimum weekly Continuing Fee of one thousand two hundred and fifty dollars ($1,250) will not be applicable until the first full week of the seventh month after the date of this Agreement, and beginning on Wednesday of that week, the Franchisee will pay the greater of the amounts set forth above.

5.2      INTEREST ON UNPAID CONTINUING FEES.

If the Franchisee fails to remit the Continuing Fee due to Elephant & Castle as provided for in Article 5.1, then the amount of the unpaid and past due Continuing Fee will bear simple interest at the lesser of the maximum legal rate allowable by applicable law or eighteen percent (18%) simple interest per annum. The Franchisee will pay Elephant & Castle an administrative fee of seventy-five dollars ($75) for each delinquent Continuing Fee payment within ten (10) days after the delinquent